UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION
9454 Wilshire Blvd., Penthouse
Beverly Hills, CA 90212

                    , 2017

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of TOMI Environmental Solutions, Inc. to be held on Friday, July 7, 2017, at 10:00 a.m., Pacific Time, at the Residence Inn by Marriott Beverly Hills located at 1177 S Beverly Drive, Los Angeles, California 90035. The formal Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter describe the business to be acted upon at the annual meeting.

Your vote is important to us and your shares should be represented at the Annual Meeting whether or not you are personally able to attend. Accordingly, I encourage you to mark, sign, date and return the accompanying Proxy Card promptly using the postage-paid envelope provided by the Company, or by using internet voting as described in the accompanying Proxy Statement.

On behalf of the Board of Directors, thank you for your continued support of TOMI.

Sincerely,

/s/ Halden S. Shane
Halden S. Shane
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 10:00 a.m., Pacific Daylight Time, on Friday, July 7, 2017

The 2017 Annual Meeting of Shareholders of TOMI Environmental Solutions, Inc., a Florida corporation (“TOMI,” the “Company” or “we”), will be held on Friday, July 7, 2017, at 10:00 a.m., Pacific Time, at the Residence Inn by Marriott Beverly Hills located at 1177 S Beverly Drive, Los Angeles, California 90035, for the purpose of considering and acting upon the following:

1.
To elect five directors named in this Proxy Statement to hold office until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;
2.
To ratify the appointment of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
3.
To approve the TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan;
4.
To approve an amendment to the Company’s Amended Bylaws, as amended, to establish a classified Board to be divided into three classes, each serving staggered, three-year terms;
5.
To approve an amendment to the Company’s Restated Articles of Incorporation, as amended, to implement a reverse stock split of all the outstanding shares of the Company’s common stock and Series A preferred stock, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board of Directors of the Company;
6.
To hold an advisory vote to approve executive compensation;
7.
To hold an advisory vote on the frequency of advisory votes on the approval of the compensation of the Company’s named executive officers; and
8.
To consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

The proposals referred to above are more fully described in the accompanying Proxy Statement. An annual report to shareholders outlining our Company’s operations during our 2016 fiscal year accompanies this Notice of Annual Meeting and Proxy Statement.

Your vote is important. You are entitled to vote only if you were a shareholder of our Company at the close of business on                    , 2017, the record date for the Annual Meeting. We hope that you will attend the Annual Meeting, but if you cannot do so, please complete, date, and sign the enclosed Proxy Card and return it in the accompanying envelope as promptly as possible. The Proxy Card also provides instructions on voting electronically over the internet. Returning the Proxy Card (or voting electronically) will not affect your right to vote in person if you attend the annual meeting.

THE COMPANY’S BOARD OF DIRECTORS (THE “BOARD”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE FOR DIRECTOR LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4, 5 AND 6 AND FOR THE SELECTION OF ADVISORY VOTES ON THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ONCE EVERY “THREE YEARS”.

Dated: , 2017	BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Halden S. Shane
Halden S. Shane
Chairman of the BoardBeverly Hills, California

TOMI ENVIRONMENTAL SOLUTIONS, INC.
9454 Wilshire Blvd., Penthouse
Beverly Hills, CA 90212

PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS
To be held on July 7, 2017 at 10:00 a.m. (Pacific Time)

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of TOMI Environmental Solutions, Inc., a Florida corporation (“TOMI,” the “Company” or “we”), for use at the 2017 Annual Meeting of Shareholders to be held on July 7, 2017, at 10:00 a.m. (Pacific Time) (the “Annual Meeting”), or at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Residence Inn by Marriott Beverly Hills located at 1177 S Beverly Drive, Los Angeles, California 90035. The Company intends to commence mailing this Proxy Statement, the accompanying Proxy Card and the Notice of Annual Meeting of Shareholders on or about                     , 2017 to all shareholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION

Why am I receiving these materials?

We sent you this Proxy Statement because you held shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and/or Cumulative Series A Preferred Stock, $0.01 par value per share (“Series A Preferred Stock and, together with the Common Stock, the “Voting Stock”) on                      (the “Record Date”) and are entitled to vote at the Annual Meeting. The Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of Voting Stock. This Proxy Statement, the accompanying Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are being made available to shareholders beginning on or about                     , 2017. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. If you were a shareholder of record on the Record Date, you will be entitled to vote all of the shares of Voting Stock that you held on that date at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Shareholders will vote on the following proposals (the “Proposals”) at the Annual Meeting:

1. To elect five directors named in this Proxy Statement to hold office until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2. To ratify the appointment of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3. To approve the TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan;

4. To approve an amendment to the Company’s Amended Bylaws (the “Bylaws”), to establish a classified Board to be divided into three classes, each serving staggered, three-year terms;

5. To approve an amendment to the Company’s Restated Articles of Incorporation, as amended, to implement a reverse stock split of all the outstanding shares of Common Stock and Series A Preferred Stock, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board of Directors of the Company;

6. To hold an advisory vote to approve executive compensation;

7. To hold an advisory vote on the frequency of advisory votes on the approval of the compensation of the Company’s named executive officers; and

8. To consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

If any other matter is properly brought before the annual meeting, your signed Proxy Card would authorize Harold W. Paul (the “Proxy Holder”) to vote on such matters in his discretion.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of Voting Stock that you owned on the Record Date. For a description of the vote required to approval the Proposals, including whether the holders of our Common Stock and Series A Preferred Stock will vote as a separate class, please see “What vote is required to approve the Proposals?” below.

How many votes can be cast by all shareholders?

The Company had                      outstanding shares of Common Stock and                      shares of Series A Preferred Stock on the Record Date, and each of those shares of Voting Stock is entitled to one vote. Shareholders are not entitled to cumulate voting rights.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of shareholders entitled to cast at least a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. We count proxies marked “withhold authority” as to any director nominee or “abstain” as to a particular proposal for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business. Under Florida law, abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

How do I vote my shares?

In addition to voting in person at the Annual Meeting or any postponement or adjournment thereof, you may vote by mail or internet. To vote your shares, please follow the instructions on the Proxy Card.

Voting by Internet. If you are a registered shareholder (that is, if your stock is registered in your name), you may use the internet to vote your proxy 24 hours a day, 7 days a week. Have your Proxy Card in hand when you log on and follow the instructions included with your Proxy Card. You are encouraged to vote electronically by internet. If you vote by internet, you do not need to return your Proxy Card.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), please check your Proxy Card or contact your broker, bank or other nominee to determine whether you will be able to vote by internet. If your shares are held in “street name” and you do not make arrangements with your broker to vote your shares of Voting Stock, then your broker is not permitted to exercise discretion and will not vote your shares on any non-routine Proposal, which is called a “broker non-vote.” Broker non-votes are not included in the tabulation of the voting results of any of the Proposals and, therefore, do not affect these Proposals.

If you need assistance in revoking your proxy or changing your vote, please call the Company at 1-800- 525-1698.

Voting by Mail. To vote by mail, please sign, date and return to the Company as soon as possible the enclosed Proxy Card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by internet as described above, you need not also mail a proxy to the Company.

Voting at the Annual Meeting. You may vote by ballot in person at the Annual Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. Even if you plan to attend the Annual Meeting, you are encouraged to submit a Proxy Card or vote by internet to ensure that your vote is received and counted. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted

What vote is required to approve the Proposals?

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Proposal 1—Election of five members to the Board	Plurality of the votes cast (the five directors receiving the most “For” votes shall be elected)	No
Proposal 2—Ratification of the appointment of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017	The votes cast favoring the matter must exceed the votes cast opposing the matter	Yes
Proposal 3—Approval of the TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan	The votes cast favoring the matter must exceed the votes cast opposing the matter	No
Proposal 4—Approval of an amendment to the Company’s Bylaws, as amended, to establish a classified Board to be divided into three classes, each serving staggered, three-year terms	The votes cast favoring the matter must exceed the votes cast opposing the matter	No
Proposal 5—Approval of an amendment to the Company’s Restated Articles of Incorporation, as amended, to implement a reverse stock split of all the outstanding shares of Common Stock and Series A Preferred Stock, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board of Directors of the Company
	The votes cast by the holders of the Common Stock and the Series A Preferred Stock, each voting as a separate class, favoring the matter must exceed the votes cast opposing the matter	Yes
Proposal 6—Advisory vote to approve executive compensation	While this is a non-binding advisory vote, the Board will give due consideration to the choice that receives the most votes	No
Proposal 7— Advisory vote on the frequency of advisory votes on the approval of compensation of named executive officers	While this is a non-binding advisory vote, the Board will give due consideration to the choice that receives the most votes	No

For purposes of Proposals 1, 2, 3, 4, 5, 6 and 7, broker non-votes are not considered “votes cast” at the annual meeting and thus will have no effect on the outcome of such Proposals. For purposes of Proposals 2, 3, 4, 5, 6 and 7, abstentions are not considered “votes cast” at the annual meeting and thus will have no effect on the outcome of such Proposals.

The advisory votes on executive compensation (Proposal 6) and the frequency of advisory votes on the approval of compensation of named executive officers (Proposal 7) are non-binding; however, the Board and the Compensation Committee of the Board will take into account the outcome of the shareholder vote on such Proposals at the Annual Meeting when considering future executive compensation arrangements and advisory votes, respectively.

Are there any appraisal rights or dissenters’ rights?

Under the Florida Business Corporation Act (the “FBCA”), the Company’s shareholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the Proposals.

How does the Board Recommend that I vote?

Our Board recommends that you vote:

●
FOR all five nominees named in this Proxy Statement in Proposal 1;

●
FOR Proposal 2—Ratification of Appointment of Wolinetz, Lafazan & Company, P.C. as the Company’s Independent Registered Public Accounting Firm;

●
FOR Proposal 3—Approval of the TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan;

●
FOR Proposal 4—Approval of an Amendment to the Company’s Bylaws to Establish a Classified Board;

●
FOR Proposal 5—Approval of an Amendment to the Company’s Restated Articles of Incorporation, as Amended, to Implement a Reverse Stock Split; and

●
FOR Proposal 6—Advisory Vote to Approve Executive Compensation.

●
FOR an advisory vote on the approval of the compensation of our named executive officers once every THREE YEARS in Proposal 7

If I give a proxy, how will my shares be voted?

Proxy Cards received by us before the Annual Meeting that are properly executed and dated will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy.

If you properly execute and date your Proxy Card but do not include voting instructions, your Proxy Card will be voted in accordance with the recommendation of the Board of Directors on all matters presented in this Proxy Statement. Although management does not know of any matter other than the Proposals described herein to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the Proxy Holder in accordance with his best judgment in respect of any other matters that may properly be presented for a vote at the Annual Meeting. Unsigned proxies will not be voted.

If you vote using the website noted on the Proxy Card, you do not need to return any Proxy Card.

If the Annual Meeting is postponed or adjourned, a shareholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A shareholder still will be able to revoke the shareholder’s proxy until it is voted.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holder will vote the proxies in its discretion in accordance with its best judgment and in the manner it believes to be in the best interest of TOMI. For example, if you do not give instructions on your Proxy Card or by internet, and a nominee for Director listed on the Proxy Card withdraws before the election (which is not now anticipated), your shares will be voted by the Proxy Holder for any substitute nominee as may be nominated by the Board.

On the date we filed this Proxy Statement with the Securities and Exchange Commission (“SEC”), the Board did not know of any other matter to be brought before the Annual Meeting.

When will the next shareholder advisory votes on executive compensation and on the frequency of the advisory vote on executive compensation occur?

At the Annual Meeting, our shareholders will cast advisory votes on whether an advisory vote on executive compensation should be held every one, two or three years. The frequency receiving the highest number of votes will determine the frequency with which we hold advisory votes on executive compensation of our named executive officers. Pursuant to applicable SEC rules, we anticipate that the next vote on the frequency of the advisory vote on executive compensation of our named executive officers will be held at our 2023 annual meeting of shareholders.

How will my shares be voted if I mark “Abstain” on my Proxy Card?

We will count a properly executed Proxy Card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that Proxy Card will not be voted at the Annual Meeting for the proposals so marked.

Will my shares be voted if I do not provide instructions to my broker or nominee?

When a matter to be voted on at a shareholders meeting is the subject of a contested solicitation, under NASDAQ rules, brokers no longer have discretion to vote shares that they hold in their name on behalf of a third party. Therefore, if you hold your shares in the name of your broker (sometimes called “street name” or “nominee name”) and you do not provide your broker with specific instructions regarding how to vote on any proposal to be voted on at the Annual Meeting, your broker will not be permitted to vote your shares on that proposal. This is called a “broker non-vote.” For example, if you provide your broker instructions on Proposal No. 1 but not on Proposal No. 2, the broker will vote on Proposal No. 1 as you direct but will not vote your shares on Proposal No. 2

Please remember to give your broker specific instructions when returning your Proxy Card. If you previously returned a Proxy Card without specific instructions regarding how your shares are to be voted, please complete and return the enclosed Proxy Card to your broker with specific voting instructions.

What does it mean if I receive more than one Proxy Card?

If you hold your shares of Voting Stock in more than one account, you will receive a Proxy Card for each account. To ensure that all of your shares are voted, please vote using each Proxy Card you receive or, if you vote by internet, you will need to enter each of your Proxy Numbers. Remember, you may vote by internet or by signing, dating and returning the Proxy Card in the postage-paid envelope provided.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes. You may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including via internet), or by delivering written notice of revocation of your proxy to the Chief Executive Officer of the Company at our principal executive offices, located at 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212, in each case before the exercise of the previously delivered proxy at the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a brokerage firm, bank, dealer or other similar organization, you must contact that brokerage firm, bank, dealer or other similar organization to revoke any prior voting instructions. You may also revoke any prior voting instructions by voting in person at the Annual Meeting if you obtain a legal proxy as described in the paragraph under the heading “Who can attend the Annual Meeting?” below.

Who can attend the Annual Meeting?

Any person who was a shareholder of the Company on the Record Date may attend the Annual Meeting. If you own shares in street name, you should ask your brokerage firm, bank, dealer or other similar organization for a legal proxy to bring with you to the Annual Meeting. If you do not receive a legal proxy in time, you should bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the Annual Meeting. You will not, however, be able to vote your shares at the Annual Meeting without a legal proxy.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

When are shareholder proposals due for the next Annual Meeting?

We presently intend to hold our next annual meeting of shareholders on or around June 15, 2018. Any appropriate proposal submitted by a shareholder for inclusion in the Company’s proxy statement and intended to be presented at the next annual meeting of shareholders must be submitted in writing to our Chief Executive Officer at 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212, and received no later than                     , 2018 in order to be includable in the Company’s proxy statement and related proxy for the next annual meeting of shareholders. Such proposals will need to comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of shareholder proposals in company proxy materials. Although the Board will consider shareholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, shareholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

Who is paying for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card and any additional information furnished to shareholder. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of Voting Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Voting Stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I obtain additional information about the Company?

Copies of our Annual Report on Form 10-K will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report on Form 10-K will be provided upon written request. All written requests should be directed to: TOMI Environmental Solutions, Inc., Attention: Chief Executive Officer, 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including our Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549. Copies of such filings may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, District of Columbia 20549.

Who can answer my questions?

The Company is available to answer any questions concerning this Proxy Statement, toll free at 1-800-525-1698.

PROPOSAL 1:
ELECTION OF DIRECTORS

Under our Bylaws, the number of directors of the Company shall be not less than three (3) or more than seven (7) as fixed from time to time by the shareholders or the Board. The Board has fixed the number of directors at five (5). Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal.

Currently, the Board consists of four directors. Five directors will be elected to the Board at the Annual Meeting. The Board has nominated Halden S. Shane, Harold W. Paul, Walter C. Johnsen and Kelly J. Anderson and for re-election at the Annual Meeting and has nominated Ronald E. Ainsworth for election at the Annual Meeting. Each of these nominees was approved by the Board. The recommendation of the Board is based on its carefully considered judgment that the experience, record and qualifications of each of its nominees make them the best candidates to serve on the Board. We believe that these five nominees, with their breadth of relevant and diverse experience, represent the best interests of our shareholders and that the five nominees recommended by the Board should be elected.

Because our Common Stock is quoted on the OTCQX tier of the OTC Market (“OTCQX”), and not listed on a national securities exchange, we are not subject to corporate governance listing standards, including director independence listing standards. Based upon information submitted by Mr. Johnsen and Ms. Anderson, the Board has determined that each of them is “independent” for purposes of OTC Governance Guidelines for directors. Messrs. Shane and Paul are not independent directors and, based upon information submitted by Mr. Ainsworth, the Board has not determined that he is “independent” for purposes of OTC Governance Guidelines for directors. No director will be considered “independent” unless the Board affirmatively determines that the director has no direct or indirect material relationship with the Company.

Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. “Plurality” means that the director nominees receiving the highest number of affirmative votes of the votes cast will be elected as directors, up to the number of directors to be elected at the Annual Meeting. Therefore, any shares that are not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the outcome of the election of directors. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve. If any director nominee is unable to serve or will not serve as a director, then the persons designated as proxies on the Proxy Card will vote for a nominee or nominees designated by the Board.

The accompanying Proxy Card will not be voted for more than five candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect Halden S. Shane, Harold W. Paul, Walter C. Johnsen, Kelly J. Anderson and Ronald E. Ainsworth to the Board, unless, by marking the appropriate space on the Proxy Card, the shareholder instructs that he, she or it withholds authority from the Proxy Holder to vote.

All of the Company’s directors are expected to attend the Annual Meeting. We have not held an annual meeting of shareholders to date.

INFORMATION ABOUT THE DIRECTOR NOMINEES

The following table provides information regarding the Company’s director nominees, their ages, the year in which each first became a director of the Company, their principal occupations or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data. Included in the biography of each nominee is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of the Company.

Name	Age(1)	Position
Halden S. Shane	72	Chief Executive Officer and Chairman of the Board
Harold W. Paul(4)	69	Director
Walter C. Johnsen(3)	66	Director
Kelly J. Anderson(2)	49	Director
Ronald E. Ainsworth	65	Director Nominee

(1)
The information provided in this table is as of the date of this Proxy Statement.
(2)
Chairperson of the Audit Committee.
(3)
Chairperson of the Compensation Committee.
(4)
Chairperson of the Nominating and Governance Committee.

Halden S. Shane, Chief Executive Officer and Chairman of the Board

Dr. Shane has been our Chief Executive Officer and Chairman of the Board since October 15, 2007, when we commenced our current operations. Until 2009, Dr. Shane also served as President and CEO of Tiger Management International, a private management company that deals in business management of private and public companies. Dr. Shane resigned all positions and closed Tiger Management International in 2009. Dr. Shane was founder and CEO of Integrated Healthcare Alliance, Inc. and also founder and General Partner of Doctors Hospital West Covina, California. Prior thereto, Dr. Shane practiced Podiatric Surgery specializing in ankle arthroscopy. Dr. Shane received his Bachelor of Science degree from the University of Miami in 1969, his Bachelor of Medical Science degree from California College of Podiatric Medicine in 1971, and his Doctor of Podiatric Medicine Degree from the California College of Podiatric Medicine in 1973. He is Board Certified by the American Board of Podiatric Surgery, American Board of Orthopedics, and the American Board of Quality Assurance and Review. The Board concluded that Dr. Shane’s experience in in the medical and finance industries made his nomination as one of our directors appropriate.

Harold W. Paul, Director

Mr. Paul has been one of our directors since June 2009. He has been engaged in the private practice of law for more than thirty-five years, primarily as a securities specialist. Mr. Paul has been company counsel to public companies listed on the AMEX, NASDAQ and OTC exchanges. He has served as a director for six public companies in a variety of industries, including technology and financial services. He holds a BA degree from SUNY at Stony Brook and a JD from Brooklyn Law School and is admitted to practice in New York and Connecticut. The Board concluded that Mr. Paul’s experience as a director of public companies and with the United States securities laws made his nomination as one of our directors appropriate.

Walter C. Johnsen, Director

Mr. Johnsen has been one of our directors since January 29, 2016. Since January 1, 2007, Mr. Johnsen has served as Chairman of the Board and Chief Executive Officer of Acme United Corporation, a leading worldwide supplier of innovative branded cutting, measuring and safety products in the school, home, office, hardware & industrial markets. From November 30, 1995 to December 31, 2006, he held the titles of President and Chief Executive Officer at Acme United. Mr. Johnsen previously served as Vice Chairman and a principal of Marshall Products, Inc., a medical supply distributor. Mr. Johnsen holds a Bachelor of Science in Chemical Engineering and a Master of Science in Chemical Engineering from Cornell University, and a Master of Business Administration from Columbia University. The Board concluded that Mr. Johnsen’s business and operations experience made his nomination as one of our directors appropriate.

Kelly J. Anderson, Director

Ms. Anderson has been one of our directors since January 29, 2016. Ms. Anderson is a partner in C Suite Financial Partners, a financial consulting services company dedicated to serving private, public, private equity, entrepreneurial, family office and government-owned firms in all industries. Between July 2014 and March 2015, Ms. Anderson was CFO of Mavenlink, a SaaS company, between October 2012 and January 2014, Ms. Anderson was Chief Accounting Officer of Fisker Automotive, between April 2010 and February 2012, Ms. Anderson was the President and Chief Financial Officer of T3 Motion, Inc., (“T3”), an electric vehicle technology company. Between March 2008 and April 2010, she served as T3’s Executive Vice President and Chief Financial Officer, and as a director from January 2009 until January 2010. From 2006 until 2008, Ms. Anderson was Vice President at Experian, a leading credit reporting agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN 2002 Value Fund, LLC, and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., all of which were real estate investment funds managed by TripleNet Properties. From 1996 to 2004, Ms. Anderson held senior financial positions with The First American Corp., a Fortune 500 title insurance company. Ms. Anderson is an inactive California CPA and a 1989 graduate of the College of Business and Economics at California State University, Fullerton. The Board concluded that Ms. Anderson’s experience in finance made her nomination as one of our directors appropriate.

Ronald E. Ainsworth, Director Nominee

Mr. Ainsworth is a nominee for election as a director by the shareholders for the first time at the Annual Meeting. Mr. Ainsworth has more than 35 years of experience as an investment banker. Since January 2016, he has been a managing partner at 41 North Partners, LLC, a privately held, middle market investment banking firm that focuses primarily on environmental- and healthcare-related companies. In December 2013, he co-managed the acquisition of Informationlogix, LLC, a technology company that provides services to major financial institutions and on whose board of directors Mr. Ainsworth currently serves. In November 2010, Mr. Ainsworth co-founded NuView Financial Services LLC, which was sold in July 2015. In February 2010, Mr. Ainsworth was part of a group that acquired a minority interest in 3 Pam LLC, which was sold to PIMCO in July 2015. In 1981, he co-founded Trenwith Group LLC, an investment banking firm with which he served in various capacities, including as its Chief Executive Officer, prior to selling the company in December 2009. Mr. Ainsworth holds a Bachelor’s degree from California State University, Northridge. The Board concluded that Mr. Ainsworth’s experience in business and finance made his nomination as one of our directors appropriate.

Vote Required

The five director nominees receiving the highest number of affirmative votes of the vote cast shall be elected.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Currently, our Board consists of four directors. Our Bylaws provide that our directors will hold office until their successors have been duly elected and qualified. The Board is responsible for the business and affairs of the Company and considers various matters that require its approval.

Our Common Stock is currently quoted on the OTCQX under the symbol “TOMZ.” The OTCQX does not require issuers to comply with corporate governance listing standards with which issuers listed on a national securities exchange, such as the New York Stock Exchange and the Nasdaq Stock Market, are required to comply. As a matter of corporate governance best practices, we have taken actions to improve our corporate governance, including establishing a board of directors with a majority of directors who are “independent” for purposes of the OTC Governance Guidelines and a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. We have also adopted a Code of Ethics.

Independence of the Board

Based upon information submitted by Mr. Johnsen and Ms. Anderson, the Board has determined that each of them is “independent” for purposes of OTC Governance Guidelines for directors. Messrs. Shane and Paul are not independent directors. No director will be considered “independent” unless the Board affirmatively determines that the director has no direct or indirect material relationship with the Company.

Meetings of the Board

During the fiscal year ended December 31, 2016, the Board met five times and took action by unanimous written consent five times. Each incumbent director serving during the fiscal year ended December 31, 2016 attended at least 75% of the aggregate of all Board and applicable committee meetings during the period that he served as a director.

The Company makes every effort to schedule its annual meeting of shareholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend the Company’s annual meeting of shareholders, absent an unavoidable and irreconcilable conflict.

Information Regarding Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The following table provides membership and meeting information for these committees for the fiscal year ended December 31, 2016:

Name	Audit	Compensation	Nominating and Governance
Halden S. Shane			X
Harold W. Paul	X		X(2)
Walter C. Johnsen(1)		X	X
Kelly J. Anderson(1)	X(2)(3)	X
Edward J. Fred(1)(4)	X(3)	X

Total meetings in year ended December 31, 2016	4	2	1
Total actions by unanimous written consent in year ended December 31, 2016	0	0	0

(1)
Appointed to the Board on January 29, 2016.
(2)
Committee chairman.
(3)
“Audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K.
(4)
Effective March 14, 2017, Mr. Fred resigned from his position as a director.

Below is a description of each committee as it is presently constituted.

Audit Committee

Our Audit Committee was established in June 2009 and, in 2016, was comprised of Ms. Anderson, Mr. Fred and Mr. Paul. Ms. Anderson serves as chairperson of the Audit Committee. The Audit Committee operates under a written charter, which is available at http://investor.tomimist.com/corporate-governance/audit-committee-charter. The purpose of the Audit Committee is to assist the Board in monitoring the integrity of the annual, quarterly and other financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s independent auditors and the compliance by the Company with legal and regulatory requirements. The Audit Committee also reviews and approves all related-party transactions. Mr. Fred, one of the independent directors on the Audit Committee, resigned in March 2017, and thus, the Audit Committee does not currently have a majority of independent directors. It is the Company’s intent to remedy this by adding an independent director to the Audit Committee as soon as practicable. Our Board has determined that Ms. Anderson is an “audit committee financial expert” as defined by the regulations promulgated by the SEC.

Compensation Committee

The Compensation Committee was established in February 2011 and currently consists of Mr. Johnsen and Ms. Anderson. Mr. Johnsen serves as chairperson of the Compensation Committee. The Compensation Committee operates under a written charter, which is available at http://investor.tomimist.com/corporate-governance/compensation-committee-charter. The purpose of the Compensation Committee is to assist the Board in determining appropriate compensation levels for the Company’s executive officers; evaluating officer and director compensation plans, policies and programs; reviewing benefit plans for officers and employees; and producing the report required by applicable rules and regulations of the SEC and other applicable regulatory bodies for inclusion in the Company’s annual proxy statement. In addition, the Compensation Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with our Bylaws and applicable laws and regulations.

For additional information regarding the Compensation Committee’s consideration and determination of executive officer and director compensation, see the section entitled “Compensation Discussion and Analysis” and “Director Compensation” of this Proxy Statement.

Nominating and Governance Committee

The Nominating and Governance Committee was established in January 2016 and, in 2016, was comprised of Mr. Paul, Dr. Shane and Mr. Johnsen. As of May 1, 2017, Dr. Shane stepped down from the Nominating and Governance Committee and Ms. Anderson joined the Nominating and Governance Committee. Mr. Paul serves as chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee operates under a written charter, which is available at http://investor.tomimist.com/corporate-governance/nominating-and-governance-committee-charter. The purpose of the Nominating and Governance Committee is to identify individuals qualified to become members of the Board and to recommend such individuals to the Board to be Board nominees for directors, as well as to develop and recommend to the Board corporate governance principles, to recommend Board committee membership and responsibilities, and to oversee the evaluation of the Board, its committees and management. In addition to other powers and responsibilities, the Nominating and Governance Committee will (i) identify individuals whom it believes are qualified to become Board members in accordance with applicable criteria, and recommend that the Board select such individuals as nominees to stand for election at each annual meeting of shareholders; (ii) review and evaluate all persons properly recommended by shareholders to be Board nominees; (iii) evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board; (iv) in the case of a Board vacancy, recommend to the Board in accordance with applicable criteria an individual to fill such vacancy either through election by the Board or through election by our shareholders; (v) review the independence of our directors; (vi) review reports and disclosures of insider and affiliated party transactions and make recommendations to the Board regarding such transactions; (vii) evaluate periodically the desirability of, and recommend to the Board, any changes in the size, composition, organization and operational structure of the Board; (viii) review annually membership and responsibilities of Board committees and recommend to the Board any changes that may be appropriate; and (ix) conduct an annual performance evaluation of the Nominating and Governance Committee.

The Nominating and Governance Committee identifies potential director candidates through a variety of sources, including recommendations made by members of our Board and members of our executive management. When appropriate, the Nominating and Governance Committee may retain a search firm to identify director candidates.

The Nominating and Governance Committee charter provides that the committee will consider, among other things, the applicable requirements for directors under the Exchange Act and the listing standards of the NYSE MKT in evaluating potential director candidates. Additionally, the Nominating and Governance Committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including:

●
His or her knowledge, expertise, skills, integrity, diversity, judgment, business or other experience;

●
His or her reputation in the business community;

●
The interplay of the candidate’s experience with the experience of other Board members; and

●
The extent to which the candidate would be a desirable addition to the Board and any committees.

The Nominating and Governance Committee reviews and assesses at least annually the skills and characteristics of Board members, as well as the composition of the Board as a whole. The Nominating and Governance Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of the Board. Additionally, the Nominating and Governance Committee considers diversity of the Board members’ skill and experience in areas that are relevant to the Company’s business and activities, including operations, finance, marketing and sales. Our Board does not, however, have a formal policy regarding racial/ethnic, gender or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates.

In assessing the composition of the Board, the Nominating and Governance Committee considers the Board’s current and anticipated needs, and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business. In evaluating potential director candidates, the Nominating and Governance Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Nominating and Governance Committee’s objectives for the overall composition of the Board, as well as the candidates’ ability and willingness to devote adequate time to Board responsibilities. When appropriate, the Nominating and Governance Committee will recommend qualified candidates for nomination by the entire Board.

Audit Committee Report

The primary responsibility of the Audit Committee is to assist the Board of Directors in discharging its oversight responsibilities with respect to financial matters and compliance with laws and regulations. The primary methods used by the Audit Committee to fulfill its responsibility with respect to financial matters are:

●
To appoint, evaluate, and, as the Audit Committee may deem appropriate, terminate and replace TOMI’s independent registered public accountants;

●
To monitor the independence of TOMI’s independent registered public accountants;

●
To determine the compensation of TOMI’s independent registered public accountants;

●
To pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by TOMI’s independent registered public accountants;

●
To review TOMI’s risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

●
To monitor the integrity of TOMI’s financial reporting processes and systems of control regarding finance, accounting, legal compliance and information systems; and

●
To facilitate and maintain an open avenue of communication among the Board of Directors, management and TOMI’s independent registered public accountants.

In discharging its responsibilities relating to internal controls, accounting and financial reporting policies and auditing practices, the Audit Committee discussed with TOMI’s independent registered public accountants, Wolinetz, Lafazan & Company, P.C., the overall scope and process for its audit. The Audit Committee has met with Wolinetz, Lafazan & Company, P.C., with and without management present, to discuss the results of its examinations and the overall quality of TOMI’s financial reporting.

The Audit Committee has discussed with Wolinetz, Lafazan & Company, P.C. its judgments about the quality, in addition to the acceptability, of TOMI’s accounting principles as applied in TOMI’s financial reporting, as required by applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee also has received a letter from Wolinetz, Lafazan & Company, P.C. that is required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Wolinetz, Lafazan & Company, P.C. their independence.

The Audit Committee has met and held discussions with management. The Audit Committee has reviewed and discussed with management TOMI’s audited consolidated financial statements as of and for the years ended December 31, 2016 and 2015.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in TOMI’s Annual Report for the year ended December 31, 2016.

This report is respectfully submitted by the members of the Audit Committee of the Board of Directors.

AUDIT COMMITTEE
Kelly J. Anderson, Committee Chairperson

Code of Ethics

The Board adopted a Code of Ethics in 2008 applies to, among other persons, Board members, officers including our Chief Executive Officer, contractors, consultants and advisors. Our Code of Ethics, which is available at http://investor.tomimist.com/corporate-governance/code-of-ethics, sets forth written standards designed to deter wrongdoing and to promote:

1.
honest and ethical conduct including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications made by us;

3.
compliance with applicable governmental laws, rules and regulations;

4.
the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

5.
accountability for adherence to the Code of Ethics.

Board Leadership Structure and the Role of the Board in the Oversight of Risk Management

Our Board has not adopted a policy on whether the same individual should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should maintain the flexibility to make such determinations in the manner that it believes best provides appropriate leadership for the Company at the relevant time. The Board believes that its current leadership structure, with Dr. Shane serving as both Chief Executive Officer and Chairman of the Board, is appropriate for the Company at this time because the combined role of the Chief Executive Officer and Chairman provides a clear chain of command to execute our strategic initiatives and business plans and allows such individual to serve as a bridge between management and the Board, which facilitates the regular flow of information.

Our Board is responsible for the oversight of our risk management processes and, either as a whole or through its committees, regularly liaises with management to assess and manage our major risk exposures, the potential impact of such risks on our business and the steps we should take to mitigate or manage such risks. The Board’s risk oversight process complements and supplements management’s risk assessment and mitigation processes, which include reviews of strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The risk oversight process also includes receiving reports from committees of our Board and members of senior management to enable our Board to understand our risk identification, management and mitigation strategies with respect to areas of potential material risk.

The Audit Committee oversees our management of financial risks and periodically reviews our policies with respect to risk assessment and risk management. The Audit Committee’s risk management process involves direct communication with our independent registered public accounting firm and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Nominating and Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices and potential conflicts of interest. While each of our committees is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about such risks and matters involving significant risk are considered by our Board as a whole.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to the particular Board member, and mailing the correspondence to our Chief Executive Officer at TOMI Environmental Solutions, Inc., 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212. The envelope should indicate that it contains a shareholder communication.

All correspondence received is opened and screened for security purposes. Our Corporate Secretary reviews such correspondence and provides the Board at each of its meetings with a summary of all such correspondence and a copy of any correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires their attention. The Corporate Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our Voting Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Voting Stock. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and a review of the shareholders register, during the fiscal year ended December 31, 2016, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

Director Compensation

Each of our non-employee directors receives cash fees and stock as compensation for their service on the Board and the committees of the Board on which they are a member. The tables below set forth cash and stock compensation earned by each non-employee director during the fiscal year ended December 31, 2016.

Name		Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)

Harold W. Paul(1)	2016	—	—	13,745	60,000	73,745

Walter C. Johnsen(1)	2016	16,667	—	13,745	—	30,412

Kelly J. Anderson(2)	2016	17,333	—	13,745	—	31,078

Edward J. Fred(3)	2016	16,667	—	13,745	—	30,412

(1)
In February 2016, we issued Mr. Paul an option to purchase 25,000 shares of common stock valued at $13,745. The shares underlying the option have an exercise price of $0.55 per share and the option expires in February 2026. The option award was valued using the Black-Scholes model using the following assumptions: volatility: 224%; dividend yield: 0%; zero coupon rate: 1.47%; and a life of 10 years. Mr. Paul also received $60,000 in cash compensation in exchange for legal services rendered during 2016.
(2)
Mr. Johnsen was elected to the Board on January 29, 2016. The term of his agreement as director commenced on February 1, 2016 for up to two years and until a successor is elected, or resignation or removal. Our agreement with Mr. Johnsen provides for an annual fee in the amount of $25,000 paid on a quarterly basis and an annual grant of an option to purchase 25,000 shares of common stock. In February 2016, we issued Mr. Johnsen an option to purchase 25,000 shares of common stock. The shares underlying the option have an exercise price of $0.55 per share and the option expires in February 2026.
(3)
Ms. Anderson was elected to the Board on January 29, 2016 and serves as the chairperson of our Audit Committee. The term of her agreement as director commenced on February 1, 2016 for up to two yearsand until a successor is elected, or resignation or removal. Our agreement with Ms. Anderson provides for an annual fee in the amount of $26,000 paid on a quarterly basis and an annual grant of an option to purchase 25,000 shares of common stock. In February 2016, we issued Ms. Anderson an option to purchase 25,000 shares of common stock. The shares underlying the option have an exercise price of $0.55 per share and the option expires in February 2026.
(4)
Mr. Fred was elected to the Board on January 29, 2016. The term of his agreement as director commenced on February 1, 2016 for one year and until a successor is elected, or resignation or removal. Our agreement with Mr. Fred provides for an annual fee in the amount of $25,000 paid on a quarterly basis and an annual grant of an option to purchase 25,000 shares of common stock. In February 2016, we issued Mr. Fred an option to purchase 25,000 shares of common stock. The shares underlying the option have an exercise price of $0.55 per share and the option expires in February 2026. Effective March 14, 2017, Mr. Fred resigned from his position as a director.

INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Age	Positions Held:	Date of Election or Appointment
Halden S. Shane	72	Chief Executive Officer and Chairman of the Board	October 15, 2007
Nick Jennings	39	Chief Financial Officer	October 1, 2014

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of our directors, including executive officers serving as directors, is provided under “Information about the Director Nominees” in Proposal 1 above. The business experience of executive officers who are not also directors is described below.

Nick Jennings, Chief Financial Officer

Mr. Jennings has been our Chief Financial Officer since October 2014. From July 2014 until his employment by the Company, Mr. Jennings was self-employed and provided consulting, accounting and tax compliance services to private-owned companies. From November 2006 until June 2014, Mr. Jennings was a senior manager at Richardson Kontogouris Emerson LLP, where he worked with various public and private companies providing services a variety of business areas including tax compliance, tax consulting, general accounting, and business assurance. He is a graduate of Loyola Marymount College with a degree in accounting and is a member of the American Institute of Certified Public Accountants.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than 10% shareholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on the review of copies of such forms furnished to us, or written representations that no reports were required, we believe that for the fiscal year ended December 31, 2016, our directors, executive officers and greater than 10% shareholders complied with Section 16(a) filing requirements applicable to them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Voting Stock as of April 24, 2017 for:

●
each person (or group of affiliated persons) known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock or Series A Preferred Stock;

●
each of our directors and nominees for election to the Board;

●
each of the executive officers named in the summary compensation table; and

●
all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all shares of Voting Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 120,825,134 shares of Common Stock and 510,000 shares of Series A Preferred Stock outstanding at April 24, 2017. In computing the number of shares of Voting Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Voting Stock subject to options, warrants or other convertible securities held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of April 24, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the address of each person or entity in the following table is c/o TOMI Environmental Solutions, Inc., 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212.

	Shares Beneficially Owned
	Common Stock		Series A Preferred Stock		% of Total
		% of		% of	Voting
Named Executive Officers and Directors:	Shares	Class	Shares	Class	Power(1)
Halden S. Shane, CEO and Chairman of the Board	27,845,048(2)	21.6%	510,000	100%	21.9%
Harold W. Paul, Director	1,304,774(3)	1.1%	—	—	1.1%
Walter C. Johnsen, Director	75,000(4)	*	—	—	*
Kelly J. Anderson, Director	75,000(5)	*	—	—	*
Ronald Ainsworth, Director Nominee	—	—	—	—	—
Norris Gearhart, Chief Operating Officer	300,000(6)	*	—	—	*
Nick Jennings, Chief Financial Officer	512,145(7)	*	—	—	*
All current directors and executive officers as a group (7 persons)	30,111,967(8)	23.4%	510,000	100%	23.3%

5% Beneficial Owners:
Arise Asset Management Pte Ltd.	17,361,111(9)	14.4%	—	—	14.4
Ah Kee Wee	7,655,556(10)	6.3%	—	—	6.2%

* Denotes ownership of less than 1%

(1)
Percentage of total voting power represents voting power with respect to all shares of our Common Stock and Series A Preferred Stock, as a single class. The holders of Common Stock and Series A Preferred Stock are each entitled to one vote per share.

(2)
Consists of (i) 18,845,048 shares of Common Stock held of record by Dr. Shane, (ii) 1,500,000 shares of Common Stock held of record by the Shane Family Trust, (iii) 1,000,000 shares of Common Stock held of record by Belinha Shane and (iv) 7,500,000 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock held by Dr. Shane that are exercisable within 60 days of April 24, 2017. Dr. Shane is a co-trustee of the Shane Family Trust and may be deemed to share voting and investment power over the securities held by the trust. Belinha Shane is Dr. Shane’s wife. Dr. Shane disclaims ownership of such shares held by his wife, except to the extent of his pecuniary interest.

(3)
Consists of (i) 1,239,774 shares of Common Stock held of record by Mr. Paul and (ii) 65,000 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of April 24, 2017.

(4)
Consists of (i) 50,000 shares of Common Stock held of record by Mr. Johnsen and (ii) 25,000 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of April 24, 2017.

(5)
Consists of (i) 50,000 shares of Common Stock held of record by Ms. Anderson and (ii) 25,000 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of April 24, 2017.

(6)	Consists of 300,000 shares of Common Stock held of record by Mr. Gearhart. Mr. Gearhart resigned from his position as Chief Operating Officer effective December 30, 2016.
(7)
Consists of (i) 112,145 shares of Common Stock held of record by Mr. Jennings and (ii) 400,000 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock held by Mr. Jennings that are exercisable within 60 days of April 24, 2017.

(8)
Consists of (i) 23,096,967 shares of Common Stock, (ii) 7,900,000 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock and (iii) 115,000 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of April 24, 2017.

(9)
Based on information reported by Arise Asset Management Pte Ltd on Schedule 13D/A filed with the SEC on July 20, 2015. Of the shares of Common Stock beneficially owned, Arise Asset Management Pte Ltd reported that it has sole dispositive power and sole voting power with respect to 17,361,111 shares of Common Stock.

(10)
Based on information reported by Mr. Wee to the Company. Consists of (i) 4,655,556 shares of Common Stock and (ii) 3,000,000 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock held by Mr. Wee that are exercisable within 60 days of April 24, 2017.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

Legal Proceedings

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater shareholder of the Company, or any associate or any such directors, officers or affiliates, is a party that is adverse to the Company in any material legal proceeding.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by our named executive officers for the years ended December 31, 2016 and 2015, respectively:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option/ Warrant Awards ($)(1)	All Other Compensation ($)	Total ($)

Halden S. Shane	2016	360,000	—	—	355,307(2)	—	715,307
Chairman and CEO	2015	36,000(2)	—	101,250(3)	317,268(4)	—	454,518

Nick Jennings	2016	135,000	—	—	73,636	—	208,636
CFO	2015	90,000	—	45,900(5)	29,612(6)	—	165,512

Norris Gearhart(7)	2016	152,200	—	—	—	—	152,200
COO	2015	132,333	—	45,000(8)	—	—	177,333

Robert Wotzcak(9)	2016	202,205	—	76,500	—	80,000	358,705
President	2015	—	—	—	—	—	—

(1)
The amounts shown in this column represent the aggregate grant date fair value of stock, option and/or warrant award, as applicable, granted in the year computed in accordance with FASB ASC Topic 718. See Note 2 of the notes to our audited consolidated financial statements contained in this Annual Report on Form 10-K for a discussion of valuation assumptions made in determining the grant date fair value of the awards.
(2)
On January 15, 2016, we entered into a new employment agreement with Dr. Shane, effective January 1, 2016. The agreement provides for a base annual salary of $360,000. The agreement also provides for the quarterly issuance of an option to purchase 250,000 shares of common stock in 2016 with an exercise price equal to the three day trailing volume weighted average price of our common stock. Dr. Shane is also entitled to performance bonuses, subject to the achievement of certain objectives, including: (i) a minimum semi-annual grant of an option to purchase up to 250,000 shares of common stock and (ii) a cash bonus, determined in the sole discretion of the Board. Pursuant to his employment agreement, during the year ended December 31, 2016, we issued Dr. Shane five-year warrants to purchase an aggregate of 1,000,000 shares of common stock as executive compensation. The exercise price of the warrants ranges from $0.27 to $0.50 per share, based on the closing price of our common stock on the date of issuance. Utilizing the Black-Scholes pricing model, we determined the fair value of the warrants issued to Dr. Shane was approximately $355,000, with the following assumptions: volatility, 146%–162%; expected dividend yield, 0%; risk free interest rate, 1.17%–1.95%; and a life of 5 years. The grant date fair value of each share of common stock underlying the warrants ranged from $0.24–$0.51. The Company recognized equity-based compensation to Dr. Shane of approximately $355,000 on the warrants during the year ended December 31, 2016.
(3)
In August 2015, the Board approved the issuance of 225,000 shares of common stock valued at $101,250 as a bonus.
(4)
On February 11, 2014, the Board approved the issuance to Dr. Shane of a five-year warrant to purchase 3,000,000 shares of common stock as executive compensation. The warrant has a term of five years and vest as follows: 1,000,000 warrants vested upon issuance; 1,000,000 warrants vested as of February 11, 2015, and 1,000,000 warrants vested as of February 11, 2016. The exercise price of the warrant is $0.30 per share based on the closing price of our common stock on the issuance date of $0.32 per share. Utilizing the Black-Scholes pricing model, we determined the fair value of the warrants issued to Dr. Shane was approximately $952,000, with the following assumptions: volatility, 233%; expected dividend yield, 0%; risk free interest rate, 1.54%; and a life of 5 years. The grant date fair value of each warrant was $0.32. The Company recognized equity-based compensation to Dr. Shane of approximately $317,268 with respect to the vested portion of the warrant and the accrual of the unvested portion of the warrant for the year ended December 31, 2015.

(5)
The CFO’s current agreement provides for a base annual salary of $132,000, which was increased to $144,000 in October 2016. In August 2015, the Board approved the issuance of 62,000 shares of common stock valued at $27,900 as a bonus to Mr. Jennings. In addition, Mr. Jennings was issued 50,146 shares of common stock valued at $18,000 under his prior employment agreement.
(6)
The CFO’s prior employment agreement with the Company provided for a monthly salary of $5,000 to be paid in the form of cash and $2,000 per month to be paid in common stock. As part of Mr. Jennings’ agreement, warrants to purchase 300,000 shares of common stock were issued with a term of five years, vesting 100,000 upon the grant date, 100,000 on October 1, 2015 and 100,000 on October 1, 2016. The exercise price of the warrant is $0.30 per share based on the volume weighted average price of the common stock for the five days prior to the grant date. They were valued at $89,000 using the Black Scholes model using the following assumptions: volatility, 221%; divided yield, 0%; discount rate, 1.80%; and a life of 5 years. The Company recognized approximately $29,612 in compensation charges on the vested warrants and accrual of unvested warrants for the year ended December 31, 2015.
(7)
Mr. Gearhart resigned from his position as Chief Operating Officer effective December 30, 2016.
(8)
In August 2015, the Board approved the issuance of 100,000 shares of common stock valued at $45,000 as a bonus to Mr. Gearhart.
(9)
Mr. Wotczak resigned from his position as President effective December 2, 2016.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Except as described below, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Employment Agreements

We have entered into employment agreements with each of the named executive officers and generally include the named executive officer’s initial base salary and an indication of equity compensation opportunities.

Halden S. Shane

On January 1, 2014, we entered into an employment agreement with Halden S. Shane, our Chief Executive Officer. The term of the employment agreement extended through December 31, 2016 with automatic renewal for successive one-year periods unless otherwise terminated by either party thereunder. Dr. Shane’s annual base salary was $36,000, which would increase to $120,000 if the Company’s gross revenues exceeded $5,000,000 on a calendar year basis and to $175,000 if the Company’s gross revenues exceeded $10,000,000 on a calendar year basis. Dr. Shane also received a grant of a five-year warrant to purchase 3,000,000 shares of our common stock at a price of $0.30 per share, which vested as follows: 1,000,000 shares vested upon issuance, 1,000,000 shares vested on February 11, 2015 and 1,000,000 vested on February 11, 2016. Dr. Shane’s employment agreement includes restrictive covenants of non-solicitation and confidentiality of proprietary information. Under the employment agreement, Dr. Shane assigned any and all of his rights to Company proprietary information to the Company and agreed that all property created by him during and in connection with his employment constitutes “works for hire” as defined in the United States Copyright Act.

On January 15, 2016, we entered into a new employment agreement with Dr. Shane, effective January 1, 2016. The agreement provides for a base annual salary of $360,000. The agreement also provides for the quarterly issuance of an option to purchase 250,000 shares of common stock in 2016 with an exercise price equal to the three day trailing volume weighted average price of our common stock. In the event Dr. Shane is terminated for any reason or becomes disabled or dies, any options he holds at such time will become cashless and will be entitled to piggyback registration and exercise immediately. Dr. Shane is also entitled to performance bonuses, subject to the achievement of certain objectives, including (i) a minimum semi-annual grant of stock options to purchase up to 250,000 shares of common stock and (ii) a cash bonus, determined in the sole discretion of the Board. The agreement also provides that we will reimburse Dr. Shane for certain business and entertainment expenses, including the use of an automobile.

In the event Dr. Shane is terminated as CEO as a result of a change in control, Dr. Shane will be entitled to a lump sum payment of two year’s salary at the time of such termination and will be granted an option to purchase 3,000,000 shares of common stock that are cashless and, when exercised, will have piggyback registration or demand registration rights, and if applicable, any and all outstanding stock grants will be accelerated and be fully vested.

The Board may terminate Dr. Shane for cause by written notification to Dr. Shane; provided, however, that no termination for cause will be effective unless Dr. Shane has been provided with prior written notice and opportunity for remedial action and fails to remedy within 30 days thereof, in the event of a termination by the Company (i) by reason of willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to, the Company, (ii) by reason of material breach of his employment agreement and (iii) by reason of gross negligence or intentional misconduct with respect to the performance of duties under the agreement. Upon termination for cause, Dr. Shane will be immediately paid an amount equal to his gross salary. The Board may terminate Dr. Shane other than for cause at any time upon giving notice to Dr. Shane. Upon such termination, Dr. Shane will be immediately paid an amount equal to his gross salary.

Nick Jennings

On September 30, 2014, we entered into an employment agreement with Nick Jennings, our Chief Financial Officer, to provide part-time services. The term of the employment agreement expired in December 31, 2014. Mr. Jennings’ salary was $5,000 per month payable in cash, paid bi-weekly, and $2,000 per month payable in common stock, paid quarterly. Mr. Jennings also received a five-year warrant to purchase up to 300,000 shares of common stock at a price of $0.30 per share, which represented the volume weighted-average price per share of our common stock on October 1, 2014, and vested as follows: 100,000 shares vested upon issuance, 100,000 shares vested on October 1, 2015, and 100,000 shares vested on October 1, 2016. In connection with the employment agreement, Mr. Jennings entered into agreements that included restrictive covenants of non-solicitation and confidentiality of proprietary information.

On September 2, 2015, we entered into a new employment agreement with Mr. Jennings, which superseded his prior agreement, pursuant to which he continues to serve as our Chief Financial Officer. Mr. Jennings’ annual salary is $132,000, which is reviewed annually. On January 26, 2016, we issued Mr. Jennings a five year warrant to purchase up to 100,000 shares of common stock at an exercise price of $0.55 per share. The agreement also provided for the issuance of an additional five year warrant to purchase 100,000 shares of common stock in 2016; however, we did not issue Mr. Jennings an additional warrant and cancelled our obligation to do so prior to December 31, 2016. Mr. Jennings is also entitled to additional equity compensation based upon superior performance of his responsibilities, as determined by the Board in its sole discretion. The agreement also provides that we will reimburse Mr. Jennings for certain business and entertainment expenses. In the event of a change in control of the Company that results in his termination, Mr. Jennings will be entitled to a lump sum payment of one year’s salary and all equity awards will be accelerated and fully vested. In the event his employment is terminated other than for cause, Mr. Jennings will receive an amount equal to his annual salary as of such termination date after the second employment anniversary. In October 2016, Mr. Jennings’ annual salary was increased to $144,000 per year.

Norris Gearhart

On October 16, 2014, we entered into an employment agreement with Norris Gearhart pursuant to which he agreed to serve as our Chief Operating Officer. Mr. Gearhart’s annual salary was $126,000. Additionally, Mr. Gearhart received 100,000 shares of common stock upon signing his agreement, a monthly transportation expense of up to $500 towards a vehicle and the ability to receive an additional cash or equity bonus upon the achievement of pre-agreed performance objectives.

On September 2, 2015, we entered into a new employment agreement with Mr. Gearhart, which superseded his prior agreement, pursuant to which he continued to serve as our Chief Operating Officer. Mr. Gearhart’s annual salary was $145,000. The agreement provides that Mr. Gearhart will receive annual an annual option grant to purchase up to 250,000 shares of common stock at an exercise price equal to the volume weighted average price of the five-day period prior to the close of the year. Mr. Gearhart is also entitled to additional equity compensation based upon superior performance of his responsibilities, as determined by the Board in its sole discretion. The agreement also provides that we will reimburse Mr. Gearhart for certain business and entertainment expenses, including a monthly transportation expense of up to $600 towards a vehicle. In the event of a change in control of the Company that results in his termination, Mr. Gearhart is entitled to a lump sum payment of one year’s salary and all equity awards will be accelerated and fully vested. In the event his employment is terminated other than for cause, Mr. Gearhart will receive an amount equal to his annual salary as of such termination date after the second employment anniversary. Mr. Gearhart resigned from his position as Chief Operating Officer effective December 30, 2016.

Robert Wotczak

On February 8, 2016, we entered into an employment agreement with Robert Wotzcak pursuant to which he agreed to serve as our President. Mr. Wotczak’s annual salary is $240,000. Additionally, on April 19, 2016, in accordance with the terms of the agreement, we issued him 150,000 shares of common stock. Mr. Wotczak will also be entitled to (i) an annual grant of an option to purchase up to 250,000 shares of common stock at market price under the 2016 Plan, (ii) additional shares of common stock granted on an annual basis based on achievement of performance objectives, (iii) an annual raise and/or bonus for meeting or achieving certain performance objectives, (iv) a vehicle expense up to $750 per month and (v) health insurance contributions equal to 80% toward the cost of an individual plan. The agreement also provides that we will reimburse Mr. Wotczak for certain business and entertainment expenses. Mr. Wotczak’s agreement includes restrictive covenants of non-solicitation and confidentiality of proprietary information.

In the event of a change in control of the Company that results in his termination, Mr. Wotczak will be entitled to a lump sum payment of one year’s salary and all equity awards will be accelerated and fully vested. The Company may terminate Mr. Wotczak’s employment at any time; provided, however, that the Company must provide fourteen days’ notice if it terminates Mr. Wotczak’s employment as a result of any of the following: (a) the sale of substantially all of the Company’s assets, (b) the sale, exchange, or other disposition in one transaction of the majority of the Company’s outstanding capital stock, (c) the Company’s decision to terminate its business and liquidate its assets, (d) the merger or consolidation of the Company with another company, or (e) bankruptcy or chapter 11 reorganization. Mr. Wotczak resigned from his position as President effective December 2, 2016. No options were granted or issued to Mr. Wotzcak during his employment.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table sets forth certain information with respect to outstanding warrants to purchase common stock previously awarded to the Company’s named executive officers as of December 31, 2016.

	Option Awards
Name	Number of Securities Underlying Unexercised Warrants/Options Exercisable (#)	Number of Securities Underlying Unexercised Warrants/Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Warrants (#)	Warrant Exercise Price ($)	Warrant Expiration Date
Halden S. Shane	3,500,000(1)	—	—	$0.30	10/15/2017
	3,000,000(2)	—	—	$0.30	2/11/2019
	250,000(3)	—	—	$0.50	3/31/2021
	250,000(4)	—	—	$0.42	6/30/2021
	250,000(5)	—	—	$0.32	9/30/2021
	250,000(6)	—	—	$0.27	12/30/2021

Nick Jennings	300,000(7)	—	—	$0.30	10/1/2019
	100,000(8)	—	—	$0.55	1/26/2021

Norris Gearhart(9)	—	—	—	—	—

(1)
Warrants vested on October 15, 2012 and have a term of 5 years
(2)
Warrants vested in increments of 1,000,000 on February 11, 2014, February 11, 2015 and February 11, 2016 and have a term of 5 years
(3)
Warrants vested on March 31, 2016 and have a term of 5 years
(4)
Warrants vested on June 30, 2016 and have a term of 5 years
(5)
Warrants vested on March 31, 2016 and have a term of 5 years
(6)
Warrants vested on December 30, 2016 and have a term of 5 years
(7)
Warrants vested in increments of 100,000 on October 1, 2014, October 1, 2015 and October 1, 2016 and have a term of 5 years
(8)
Warrants vested on January 26, 2016 and have a term of 5 years
(9)
Mr. Gearhart resigned from his position as Chief Operating Officer effective December 30, 2016

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Company Policies and Procedures

Although the Board has not adopted a written policy or procedure for the review, approval and ratification of related person transactions, the charter of the Audit Committee provides that the Audit Committee is responsible for reviewing and approving, on an ongoing basis, any proposed transaction with any related person for which disclosure and/or approval is required under applicable law, including pursuant to rules promulgated by the SEC. Currently, this review and approval requirement applies to any transaction to which the Company will be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers; (b) any director nominee; (c) any security holder who is known to us to own, of record or beneficially, five percent or greater of any class of our voting securities; or (d) any member of the immediate family (as defined in Item 404 of Regulation S-K) of any of the persons described in the foregoing clauses (a)–(c).

In the event that management becomes aware of any related party transaction, management will present information regarding such transaction to the Audit Committee for review and approval. In addition, the Audit Committee periodically reviews and considers with management the disclosure requirements relating to transactions with related persons and the potential existence of any such transaction.

Transactions with Related Persons

For the year ended December 31, 2016, we incurred fees for legal services rendered by Harold Paul, one of our directors, in the amount of $60,000, and for the year ended December 31, 2015, we paid Mr. Paul a total of $161,250 as payment for legal services rendered, comprised of $60,000 cash and 225,000 shares of common stock valued at $101,250.

In January 2016, we entered into a distributor agreement with TOMI Asia to facilitate growth in Asia. Wee Ah Kee, one of our principal shareholders, is the Chief Executive Officer of TOMI Asia. We amended the agreement in August 2016, at which time TOMI Asia changed its name to SteraMist Asia. The initial term of our new agreement is three years and the agreement sets revenue targets of $5.5 million, $8.5 million and $12 million of our products during 2016, 2017 and 2018, respectively. Our new agreement includes mainland China and Indochina and excludes South Korea, Japan, Australia and New Zealand. No sales were made under the agreement for the year ended December 31, 2016.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Wolinetz, Lafazan & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Wolinetz, Lafazan & Company, P.C. has served in this capacity for each of the ten years ended December 31, 2016. During the ten fiscal years ended December 31, 2016, there were no disagreements between the Company and Wolinetz, Lafazan & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Wolinetz, Lafazan & Company, P.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Wolinetz, Lafazan & Company, P.C. as the Company’s independent registered public accounting firm to our shareholders for ratification as a matter of good corporate practice. No determination has been made as to what action the Board or the Audit Committee would take if shareholders do not ratify the appointment. Even if the appointment is ratified, however, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services provided by Wolinetz, Lafazan & Company, P.C during the 2016 and 2015 fiscal years:

	For the Fiscal Years ended December 31,
	2016	2015
Audit Fees(1)	$94,000	$84,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$94,000	$84,000

(1)
Audit Fees —Audit fees represent the professional services rendered for the audit of our annual financial statements and the review of our financial statements included in quarterly reports, along with services normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.
(2)
Audit-Related Fees —Audit-related fees represent professional services rendered for assurance and related services by Wolinetz, Lafazan & Company, P.C. that were reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.
(3)
Tax Fees —Tax fees represent professional services rendered by the accounting firm for tax compliance, tax advice, and tax planning.
(4)
All Other Fees —All other fees represent fees billed for products and services provided by Wolinetz, Lafazan & Company, P.C other than the services reported for the other categories.

Pre-Approval Policies and Procedures of the Audit Committee

Consistent with the rules and regulations promulgated by the SEC, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses. Prior to engaging its accountants to perform particular services, the Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

Vote Required

The votes cast favoring the matter must exceed the votes cast at the Annual Meeting opposing the matter in order to approve Proposal 2. Abstentions will not be counted as either votes cast for or against Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WOLINETZ, LAFAZAN & COMPANY, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3:
APPROVAL OF THE TOMI ENVIRONMENTAL SOLUTIONS, INC. 2016 EQUITY COMPENSATION PLAN

Introduction

On January 29, 2016, the Board approved the TOMI Environmental Solutions, Inc. 2016 Equity Compensation Plan (the “2016 Plan”), subject to approval by our shareholders. If the 2016 Plan is approved by our shareholders, it will authorize the issuance of 5,000,000 shares of Common Stock. On August 25, 2015, the Board terminated the Company’s 2008 Stock Option Plan; terminated the Company’s 2014 Stock Option Plan (“2014 Plan”), which the Board previously adopted on February 11, 2014, but which was not submitted to the Company’s shareholders for approval and was not used by the Company in any manner; and adopted the Company’s 2015 Equity Compensation Plan, which was also not submitted to the Company’s shareholders for approval and was not used by the Company in any manner, and which the Board terminated on January 15, 2016 in anticipation of the adoption of the 2016 Plan. Accordingly, the Company will issue all future awards under the 2016 Plan.

The Board recommends that our shareholders approve the 2016 Plan. The purpose of the 2016 Plan is to provide incentives primarily to our directors and key employees and other key individuals who provide significant services to us, and any of our subsidiaries that participates in the 2016 Plan, to encourage a proprietary interest in the Company, to encourage such individuals to continue to provide services to the Company and to provide additional incentives to other individuals to increase their efforts in providing significant services to the Company.

Shareholder approval is necessary to provide the Board, or a committee thereof (collectively, the “Committee”), with the flexibility to grant certain awards that that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code (the “Code”) or qualify as “performance-based compensation” under Section 162(m) of the Code.

Management’s Support of the 2016 Plan

The 2016 Plan is key to our pay for performance philosophy. The 2016 Plan allows us to grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units. Adopting the 2016 Plan will link the personal interests of 2016 Plan participants to those of our shareholders; to provide such participants with an incentive for excellence in individual performance; and to promote teamwork among such participants. If the 2016 Plan is approved by shareholders, the Board will have authority to continue to grant equity-based compensation awards that promote our long-term success and increase shareholder value by rewarding executives for actions that enhance long-term shareholder returns. Equity incentive awards are a key component of our pay for performance philosophy.

The 2016 Plan is instrumental in attracting, retaining and motivating top talent. Attracting, retaining and motivating talented executives, employees and consultants are essential to executing our business strategy. Equity-based awards are highly valued by employees.

The 2016 Plan permits multiple award types. The 2016 Plan permits the issuance of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units, subject to the share limits set forth in the 2016 Plan. These varied award types will enable the Board to tailor awards in light of evolving compensation strategies as well as the accounting, tax and other standards applicable at the time of grant, all of which have evolved over time and are likely to continue to evolve in the future.

The 2016 Plan does not feature an “evergreen” provision. The number of authorized shares of Common Stock under the 2016 Plan is fixed at 5,000,000. The 2016 Plan therefore does not contain an “evergreen” feature that would cause the number of shares of Common Stock to automatically replenish in future years as the number of shares of Common Stock outstanding increases.

The 2016 Plan includes limitations on the terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right granted under the 2016 Plan is 10 years.

Summary of the 2016 Plan

The following summary of the material terms of the 2016 Plan is qualified in its entirety by reference to the text of the 2016 Plan, a copy of which is attached as Appendix A to this Proxy Statement. Each award under the 2016 Plan will be evidenced by an award agreement. The 2016 Plan requires the participant to enter into an award agreement at the time the Committee makes an award. The award agreement will describe the terms, conditions and restrictions of the particular award.

The 2016 Plan is not subject to the terms of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Purpose

Our success depends, in large measure, on our ability to recruit and retain the services of individuals with outstanding ability and experience. We also believe there is a need to align the interests of our shareholders and such individuals by encouraging such ownership by such individuals of our stock and to motivate them with compensation conditioned upon their achievement of our financial goals. The objectives of the 2016 Plan are to optimize our profitability and growth through incentives that are consistent with our goals and that link the personal interests of our 2016 Plan participants to those of our shareholders; to provide our 2016 Plan participants with an incentive for excellence in individual performance; and to promote teamwork among our 2016 Plan participants.

Administration

The 2016 Plan is administered by the Board or the Committee, if designated by the Board. As permitted by law, the Committee may delegate its authority. The Committee must consist of no fewer than two members of our Board who are non-employee Directors as defined by Rule 16b-3 under the Exchange Act and meet certain other independence requirements. The Committee serves at the pleasure of our Board. The Committee acts by majority vote of all members taken at a meeting of the Committee at which a quorum of members is present or by the written affirmation of all of its members without a meeting. A quorum consists of a majority of the directors being present at the meeting.

Except as otherwise limited by law or by our Restated Articles of Incorporation or Bylaws, the Committee has full power to select individuals who will participate in the 2016 Plan; determine the sizes and types of awards under the 2016 Plan; determine the terms and conditions of awards in a manner consistent with the 2016 Plan; and construe and interpret the 2016 Plan and any agreement entered into under the 2016 Plan. The Committee may permit or require a participant to defer his or her receipt of the payment of cash or the delivery of shares of our Common Stock that would otherwise be due to that participant by virtue of the exercise of an option or SAR, the lapse or waiver of restrictions with respect to restricted stock or RSUs, or the satisfaction of any requirements or goals with respect to performance units/shares. If a deferral election is required or permitted, the Committee, in its sole discretion, will establish rules and procedures for the payment deferrals, provided that such deferrals will be in compliance with the rules applicable to non-qualified deferred compensation under Section 409A of the Code. Further, the Committee may make all other determinations which may be necessary or advisable for the administration of the 2016 Plan.

All determinations and decisions made by the Committee under the provisions of the 2016 Plan and all related orders and resolutions of the Board will be final, conclusive and binding on all persons, including our shareholders, Directors, employees, participants and their estates and beneficiaries, and us.

Eligibility

Officers, employees and Directors who are employees of the Company and its subsidiaries are eligible to participate in all forms of awards under the 2016 Plan. The 2016 Plan defines “employee” as any full-time, active employee of ours or one of our subsidiaries. As of May 2, 2017, we had approximately 20 employees (including one employee director) and three non-employee directors.

Directors who are not employees of the Company or its subsidiaries and consultants are eligible to participate in all forms of award under the 2016 Plan, except for incentive stock options, performance shares and performance units.

Stock Available for Issuance under the 2016 Plan

The 2016 Plan provides for a number of forms of stock-based compensation, as further discussed below. Up to 5,000,000 shares of the Common Stock are authorized for issuance under the 2016 Plan. Shares issued under the 2016 Plan may be either authorized but unissued shares, treasury shares or any combination thereof. Provisions in the 2016 Plan permit the reuse or reissuance by the 2016 Plan of shares of Common Stock for numerous reasons, including, but not limited to, shares of Common Stock underlying canceled, expired, or forfeited awards of stock-based compensation and stock appreciation rights paid out in the form of cash. Stock-based compensation will typically be awarded in consideration for the future performance of services to the Company. All recipients of awards under the 2016 Plan are required to enter into award agreements with the Company at the time of the award; awards under the 2016 Plan are expressly conditioned upon such agreements.

Description of Awards under the 2016 Plan

Awards to Company Employees. Under the 2016 Plan, the Committee may award to eligible employees incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares.

Awards to Non-Employees. The Committee may award to non-employees, including non-employee directors, non-qualified stock options, SARs, restricted stock and restricted stock units.

Stock Options

The 2016 Plan allows the Committee to award incentive stock options (“ISOs”), which are intended to comply with Section 422 of the Code, or nonqualified stock options (“NQSOs”), which are not intended to comply with Section 422 of the Code. The exercise price of an option may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. The 2016 Plan defines “fair market value” as the closing sale price of our Common Stock on the national securities exchange on which the shares are traded or, if the Shares are publicly traded but not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal or, if none of the foregoing is applicable to the valuation in question, the value will be determined by the Committee in good faith. If an award of stock options is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares which may be subject to stock options granted in any calendar year to any one participant who is a “covered employee” is 250,000.

Options granted to employees under the 2016 Plan will expire at such times as the Committee determines at the time of the grant; provided, however, that no option will be exercisable later than ten years after the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant’s employment with the Company. The termination provisions will be determined within the discretion of the Committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, unless the terms of the award agreement otherwise provide for a shorter exercise period, ISOs must be exercised within three months after an employee’s termination of employment. However, if the termination is due to disability (as defined under Code Section 22(e)(3)), the ISOs must be exercised within one year after an employee’s termination of employment. If the termination is due to death, the ISOs may be exercised at any time during the option term. Subject to the specific terms of the 2016 Plan, the Committee will have discretion to set such additional limitations on such grants as it deems appropriate. The award agreement will reflect these limitations.

Upon the exercise of an option granted under the 2016 Plan, the option price is payable in full to the Company, either: (a) in cash or its equivalent, (b) if permitted in the award agreement, by tendering shares having a fair market value at the time of exercise equal to the total option price (provided that such shares have been held by the optionee for at least six months prior to their tender) or (c) by any combination of the foregoing methods of payment. The Committee may also allow options granted under the 2016 Plan to be exercised by a cashless exercise through a broker, as permitted under Federal Reserve Board Regulation T, or any other means the Committee determines to be consistent with the 2016 Plan’s purpose and applicable law, including by cashless exercise directly with the Company whereby the Company, following its receipt of the participant’s notice of exercise, would withhold the proper number of Company shares which would have a fair market value on the date of exercise equal to the option exercise price.

Stock Appreciation Rights

The Committee may award stock appreciation rights (“SARs”) under the 2016 Plan upon such terms and conditions as it may establish. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in shares of Common Stock of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of payment for the exercised SAR will be set forth in the award agreement. The Committee may award either (i) freestanding SARs, which are SARs granted as an independent instrument and are not granted in conjunction with any stock options, or (ii) SARs in tandem with stock options (a “tandem SAR”). A tandem SAR entitles the participant to exercise it as an option or as an SAR. The election of one type of exercise prevents it from being exercised as the other type. A tandem SAR may not be granted to a non-employee Director unless the related option is a NQSO. The exercise price of a freestanding SAR will equal the fair market value of a share of Common Stock on the date of grant, whereas the exercise price of a tandem SAR issued in connection with a stock option will equal the option price of the related option. If an award of SARs is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares which may be subject to SARs awarded in any calendar year to any one participant who is a “covered employee” is 250,000.

The Committee will determine in its discretion the term of an SAR granted under the 2016 Plan. Each award agreement will set forth the extent to which the participant will have the right to exercise the SAR following termination of the participant’s employment with the Company. The termination provisions will be determined by the Committee in its sole discretion, need not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment. The term of an SAR may not exceed ten years from the date of grant. Therefore, no SAR may be exercisable later than ten years after the date of award.

Except as otherwise limited by the 2016 Plan, freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them. The Committee will determine the number of shares of Common Stock covered by and the exercise period of the SAR. Upon exercise of a freestanding SAR, the participant will receive an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price, multiplied by the number of shares of stock exercised under the SAR.

In the case of a tandem SAR, the Committee may determine the exercise period of the SAR, except that the exercise period may not exceed that of the related option. The participant may exercise the tandem SAR when the option is exercisable and receive on exercise an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the option purchase price, multiplied by the number of shares of stock covered by the surrendered option. Upon exercise of an SAR awarded in tandem with a stock option, the number of shares of our Common Stock for which the related option was exercisable will be reduced by the number of shares for which the SAR was exercised.

Notwithstanding any other provision of this 2016 Plan to the contrary, with respect to a tandem SAR granted in connection with an ISO (i) the tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the tandem SAR may be for no more than 100% of the difference between the option price of the underlying ISO and the fair market value of the shares subject to the underlying ISO at the time the tandem SAR is exercised; and (iii) the tandem SAR may be exercised only when the fair market value of the shares subject to the ISO exceeds the option price of the ISO.

Restricted Stock

The Committee may impose restrictions and conditions as to awards of shares of restricted stock as it deems advisable. As specified in the relevant award agreement, restrictions may include a requirement that participants pay a stipulated purchase price for each share of restricted stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

We may retain in our possession the certificates representing shares of restricted stock until the time when all conditions and/or restrictions applicable to those shares awarded under the 2016 Plan have been satisfied. Generally, shares of restricted stock covered by each restricted stock grant made under the 2016 Plan will become freely transferable by the participant following the last day of the applicable period of restriction. However, even after the satisfaction of the restrictions and conditions imposed by the 2016 Plan and the particular award agreement, shares owned by an affiliate of the Company will be subject to restrictions on transfer under the Securities Act of 1933, as amended.

Awards to Employees. The Committee may choose to award shares of restricted stock under the 2016 Plan upon such terms and conditions as it may establish. If an award of restricted stock is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares which may be granted in the form of restricted stock in any one calendar year to any one participant who is a “covered employee” is 250,000. The award agreement will specify the period(s) of restriction, the number of shares of restricted stock granted, requirements that a participant pay a stipulated purchase price for each share, restrictions based upon the achievement of specific performance objectives, other restrictions governing the subject award and/or restrictions under applicable federal or state securities laws. Recipients may have the right to vote these shares from the date of grant, as determined by the Committee on the date of award. As determined by the Committee on the date of award, participants may receive dividends on their shares of restricted stock. Dividends accrued on restricted stock will be paid only if the restricted stock vests.

Each award agreement for restricted stock will specify the extent to which the participant will have the right, if any, to retain unvested restricted stock following termination of the participant’s employment with the Company. In its sole discretion, the Committee will make these determinations; these provisions need not be uniform among all awards of restricted stock issued under the 2016 Plan and may reflect distinctions based on reasons for termination of employment. Except in the case of terminations by reason of death or disability, restricted stock, which is intended to qualify for performance-based compensation under Section 162(m) and which is held by “covered employees” under Section 162(m), will be forfeited by the participant to the Company upon termination of employment.

Awards to Non-Employee Directors. Restricted stock awards to non-employee Directors will be subject to the restrictions for a period (the “Restricted Period”), which will commence upon the date when the restricted stock is awarded and will end on the earliest of the first to occur of the following:

●
the retirement of the non-employee Director from the Board in compliance with the Board’s retirement policy as then in effect;

●
the termination of the non-employee Director’s service on the Board as a result of the non-employee Director’s not being nominated for reelection by the Board;

●
the termination of the non-employee Director’s service on the Board because of the non-employee Director’s resignation or failure to stand for reelection with the consent of the Board (which means approval by at least 80% of the Directors voting, with the affected non-employee Director abstaining);

●
the termination of the non-employee Director’s service on the Board because the non-employee Director, although nominated for reelection by the Board, is not reelected by the shareholders;

●
the termination of the non-employee Director’s service on the Board because of (i) the non-employee Director’s resignation at the request of the Nominating and Governance Committee of the Board, (ii) the non-employee Director’s removal by action of the shareholders or by the Board, or (iii) a Change in Control of the Company, as defined in the 2016 Plan;

●
the termination of the non-employee Director’s service on the Board because of disability or death; or

●
the vesting of the award.

As of the date specified by the Committee, each non-employee Director will be awarded that number of shares of restricted stock as determined by the Board, after consideration of the recommendations of the Committee. A non-employee Director who is first elected to the Board on a date subsequent to the date so specified will be awarded that number of shares of restricted stock as determined by the Board, after consideration of the recommendations of the Committee. The amount of the award for the upcoming 2016 Plan year will be disclosed in the Company’s proxy statement for the Company’s annual meeting of shareholders. The 2016 Plan provides that non-employee Directors receiving restricted stock may have, subject to the provisions of the 2016 Plan, all of the rights of a shareholder with respect to the shares of restricted stock, including the right to vote the shares and receive cash dividends and other cash distributions thereon. If a non-employee Director ceases to be a member of the Board for any other reason, including removal or resignation for “Cause,” as defined in the 2016 Plan, the non-employee Director will forfeit to the Company all restricted stock awarded to him or her for which the Restricted Period has not ended.

Restricted Stock Units

The Committee may award restricted stock units (“RSUs”). Each RSU will have a value equal to the fair market value of a share of the Company’s Common Stock on the date of grant. The maximum aggregate award of RSUs to any one participant who is a “covered employee” during any one fiscal year will be equal to the fair market value of 250,000 shares; provided, further, that the maximum aggregate award of restricted stock and RSUs for any one fiscal year will be coordinated so that in no event will any one participant be awarded more than the fair market value of 250,000 shares taking into account all such awards. In its discretion, the Committee may impose conditions and restrictions on RSUs, as specified in the RSU award agreement, including restrictions based upon the achievement of specific performance goals and time-based restrictions on vesting. As determined by the Committee at the time of the award, settlement of vested RSUs may be made in the form of cash, shares of Company stock, or a combination of cash and Company stock. Settlement of vested RSUs will be in a lump sum as soon as practicable after the vesting date. The amount of the settlement will equal the fair market value of the RSUs on the vesting date. Each RSU will be credited with an amount equal to the dividends paid on a share of Company stock between the date of award and the date the RSU is paid to the participant, if at all. Dividend equivalents will vest, if at all, upon the same terms and conditions governing the vesting of the RSUs under the 2016 Plan. Payment of the dividend equivalent will be paid at the same time as payment of the RSU. The holders of RSUs will have no voting rights.

Each award agreement for RSUs will specify the extent to which the participant will have the right, if any, to retain unvested RSUs following termination of the participant’s employment with the Company or, in the case of a non-employee Director, service with the Board. In its sole discretion, the Committee will make these determinations; these provisions need not be uniform among all awards of RSUs issued under the 2016 Plan and may reflect distinctions based on reasons for termination of employment or, in the case of a non-employee Director, service with the Board. Except in the case of terminations by reason of death or disability, RSUs awarded to participants who are “covered employees” and which are intended to qualify as performance-based compensation under Section 162(m), will be forfeited by the participant to the Company.

Performance Units/Performance Shares

The Committee has the discretion to award performance units and performance shares under the 2016 Plan upon such terms and conditions as it may establish, as evidenced in the relevant award agreement. If an award of performance units or performance shares is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum aggregate payout for awards of performance shares which may be granted in any one calendar year to any one participant who is a “covered employee” will be the fair market value of 250,000 shares, whereas the maximum aggregate payout for awards of performance units which may be granted in any one calendar year to any one participant will be $1,500,000. Performance units will have an initial value as determined by the Committee, whereas performance shares will have an initial value equal to one share of Common Stock on the date of award. At the time of the award of the performance units or shares, the Committee in its discretion will establish performance goals which, depending on the extent to which they are met, will determine the number and/or value of performance units or shares that will be paid out to the participant. Under the terms of the 2016 Plan, after the applicable performance period has ended, the holder of performance units or shares will be entitled to receive payout on the number and value of performance units or shares earned by the participant over the performance period. The payout on the number and value of the performance units and performance shares will be a function of the extent to which corresponding performance goals are met.

Payment of performance shares and performance units will be made in a single lump sum following the close of the applicable performance period. Upon satisfaction of the specified performance goals, the Committee will pay the earned performance shares in shares of Common Stock. In its discretion, the Committee may pay earned performance units in cash, in shares of Company stock or in a combination of cash and stock, which will have an aggregate fair market value equal to the value of the earned performance share or performance unit at the close of the applicable performance period. Participants will not be entitled to dividend or voting rights with respect to any performance shares or performance units earned but not yet distributed to a participant. Unless otherwise determined by the Committee, in the case of death or disability during the performance period, the participant, or his or her estate, will not be entitled to receive any payout of the performance shares or performance units. In the case of any other termination of the participant’s employment during the performance period, all performance shares and performance units intended to qualify as performance-based compensation will be forfeited by the participant.

Performance Measures

The Committee may grant awards under the 2016 Plan to eligible individuals, subject to the attainment of certain performance measures specified in the award agreement. The number of performance-based awards granted to an individual in any year is determined by the Committee in its sole discretion, subject to the maximum awards set forth in the 2016 Plan and as summarized above.

The value of each performance-based award will be determined solely upon the achievement of certain pre-established objective performance goals during each performance period. The duration of a performance period will be established by the Committee. The Committee will establish, in writing, the objective performance goals applicable to the valuation of performance-based awards granted in each performance period, the performance measures which will be used to determine the achievement of those performance goals, and any formulas or methods to be used to determine the value of the performance-based awards. The performance measures may be measured at the Company level, a subsidiary or affiliate level or an operating unit level. Under the 2016 Plan, the Committee may utilize any of the following measures of performance: net income either before or after income taxes, including adjusted net income; share price; earnings per share (basic or diluted); total shareholder return; return on assets; return on equity; operating income; return on capital or investment; cash flow or adjusted cash flow from operations; economic value added or adjusted cash flow per share of Company stock (net income plus or minus change in operating assets and liabilities); debt level; cost reduction targets, and equity ratios. The value of performance-based awards may be based on absolute measures or on a comparison of the Company’s financial measures during a performance period to the financial measures of a group of competitors.

Following the end of a performance period, the Committee will determine the value of the performance-based awards granted for the period based on the attainment of the pre-established objective performance goals. The Committee will also have discretion to reduce (but, in the case of awards to “covered employees” intended to qualify as performance-based compensation under Section 162(m), not to increase) the value of a performance-based award. The Committee will certify, in writing, that the award is based on the degree of attainment of the pre-established objective performance goals. As soon as practicable thereafter, payment of the awards to participants will be made in the form of shares of Common Stock and/or cash, as applicable.

Conditions to Award Payments

The rights of a participant under the 2016 Plan will be governed by the terms, conditions and requirements of the 2016 Plan and of the award agreement relating to the participant’s award(s) under the 2016 Plan. With respect to participants who are employees, if such participant terminates employment with the Company for any reason other than death while any award under the 2016 Plan remains outstanding, that participant will receive such shares or benefit only if, during the entire period from his or her date of termination to the date of such receipt, the participant consults and cooperates with the Company on matters under his or her supervision during the participant’s employment.

Adjustment and Amendments

The 2016 Plan provides for appropriate adjustments in the number of shares of Company stock subject to awards and available for future awards in the event of changes in outstanding Common Stock by reason of a merger, stock split, stock dividend, or certain other events.

The 2016 Plan may be modified or amended by the Board at any time and for any purpose which the Board deems appropriate. However, no such amendment may adversely affect any outstanding awards without the affected holder’s consent. No amendment may, without shareholder approval, (i) materially increase the benefits earned by participants under the 2016 Plan, (ii) materially increase the number of shares which may be issued under the 2016 Plan or (iii) materially modify the requirements for participation in the 2016 Plan.

Change in Control

In the event of a change in control, as defined in the 2016 Plan, generally all options and SARs granted under the 2016 Plan will become immediately exercisable; and restriction periods and other restrictions imposed on restricted stock and RSUs which are not intended to qualify as performance-based compensation under Section 162(m) under the Code will lapse. Any award intended to qualify as performance-based under Section 162(m) must be earned in accordance with the applicable award agreement.

Non-transferability

No award under the 2016 Plan may be sold, transferred, pledged, assigned or otherwise transferred in any manner by a participant except by will or by the laws of descent and distribution; and any award will be exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative. These limitations may be waived by the Committee, subject to restrictions imposed under the SEC’s short-swing trading rules and federal tax requirements relating to incentive stock options.

Duration of the 2016 Plan

The 2016 Plan will remain in effect until all shares subject to the 2016 Plan have been purchased or acquired under the terms of the 2016 Plan, and all performance periods for performance-based awards granted under the 2016 Plan have been completed. However, no award is permitted to be granted under the 2016 Plan on or after January 29, 2026. The Board, upon recommendation of the Committee, may at any time amend, suspend or terminate the 2016 Plan in whole or in part for any purpose the Committee deems appropriate, subject, however, to the limitations referenced in “Adjustment and Amendments,” above.

New Plan Benefits

A new plan benefits table for the 2016 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2016 Plan, if the 2016 Plan were then in effect, as described in the SEC proxy rules, are not provided because all awards made under the 2016 Plan will be made at the Committee’s discretion, subject to the terms and conditions of the 2016 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2016 Plan are not determinable at this time.

Equity Compensation Plan Information

The following table provides information as of December 31, 2016 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(3)
Equity compensation plans approved by security holders	100,000(1)	$0.96	—
Equity compensation plans not approved by security holders	15,775,000(1)	$0.36	—
Total	15,875,000	$0.37	—

(1)	Prior to August 25, 2015, we granted awards under the 2008 Plan.
(2)	Represents shares of common stock issuable upon the exercise of warrants issued to executive officers, employees and consultants in exchange for services rendered.
(3)	On January 29, 2016, the Board approved the 2016 Plan, which permits the grant of awards for up to 5,000,000 shares of common stock.

For a description of the 2016 Plan, please see “Summary of the 2016 Plan” above in this Proposal 3.

Certain Federal Income Tax Consequences

The following description of the material federal income tax consequences of awards under the 2016 Plan is a general summary. State, local, and other taxes may also be imposed in connection with awards. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the 2016 Plan or upon any of our participants, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. This discussion is not intended as tax guidance to individuals who participate in the 2016 Plan. Because of the complexities involved in the application of federal, state, and local tax laws to specific circumstances, and the uncertainties as to possible future changes in the tax laws, it is strongly urged that each participant consult a tax advisor with respect to that person’s own situation.

Options

With respect to options which qualify as ISOs, a 2016 Plan participant will not recognize income for federal income tax purposes at the time options are granted or exercised, and the Company will not be entitled to a deduction with respect to the granting or exercise of such an option except in the limited circumstances discussed below. However, for purposes of the alternative minimum tax, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient’s alternative minimum tax. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the “holding periods”), the participant will recognize in the year of disposition: (a) ordinary income, to the extent the lesser of either (1) the fair market value of the shares on the date of option exercise or (2) the amount realized on disposition, exceeds the option price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. In addition, if the holding periods are not met, the Company will be entitled to a deduction corresponding to the ordinary income amount recognized by the participant. If the shares are sold after expiration of the holding periods, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount realized on disposition and the option price.

With respect to NQSOs, the participant will not recognize any income and the Company will not be entitled to a deduction upon grant of the option. Upon exercise, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

SARs

The recipient of a grant of SARs will not realize taxable income and the Company will not be entitled to a federal income tax deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income, and the Company will generally be entitled to a corresponding deduction, equal to the amount of cash received.

Restricted Stock

A participant holding restricted stock will realize, at the time the shares vest, ordinary income in an amount equal to the fair market value of the shares and any cash received attributable to credited dividends at the time of vesting, and the Company will generally be entitled to a corresponding deduction for federal income tax purposes.

RSUs

A participant holding RSUs will, at the time the RSUs vest, receive a distribution and realize ordinary income in an amount equal to the distribution (which will be a single lump sum payment in cash or stock equal to the fair market value of the units held by the participant). The Company will be entitled to a corresponding deduction for federal income tax purposes.

Performance Units and Performance Shares

The recipient of an award of performance units or performance shares will not realize taxable income and the Company will not be entitled to a deduction with respect to such award on the date of such grant. Upon the payout of such award after the close of the performance period, the recipient will realize ordinary income and the Company will generally be entitled to a corresponding deduction equal to the amount of cash or the fair market value of the stock received.

Section 409A

Notwithstanding any contrary provision in the 2016 Plan, each provision in the 2016 Plan that otherwise relates to nonqualified deferred compensation benefits will be interpreted to permit the deferral of compensation and the payment of deferred amounts in accordance with Section 409A of the Code, to the extent applicable.

Vote Required

The votes cast favoring the matter must exceed the votes cast at the Annual Meeting opposing the matter in order to approve Proposal 3. Abstentions will not be counted as either votes cast for or against Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2016 PLAN.

PROPOSAL 4:
APPROVAL OF AMENDMENT TO THE COMPANY’S BYLAWS TO
ESTABLISH A CLASSIFIED BOARD

Background for the Classified Board Amendment

Our Bylaws provide that our shareholders will elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified or until there is a decrease in the number of directors. If our shareholders approve the proposed classified board amendment to the Bylaws (the “Classified Board Amendment”), our directors will be classified into three classes, designated as Class I, Class II and Class III, with as nearly equal a number of directors in each as possible. Only one class of directors will be elected at each annual meeting following this Annual Meeting. Thereafter, each class of directors will hold office until the third successive annual meeting after their election and until their respective successors have been elected and qualified (or until there is a decrease in the number of directors). As a result of the Classified Board Amendment, approximately one-third of our directors will be elected each year and (after the initial phase-in period) our directors will serve for three-year terms. Any vacancies may be filled by the Board, in the manner provided in our Bylaws.

In the event he is elected by our shareholders at the Annual Meeting, the initial Class I director will be Ronald E. Ainsworth, who will hold office initially for a term expiring at the 2018 annual meeting of shareholders. The initial Class II directors will consist of Walter C. Johnsen and Kelly J. Anderson, who will hold office initially for a term expiring at the 2019 annual meeting of shareholders. The initial Class III directors will consist of Halden S. Shane and Harold W. Paul, who will hold office initially for a term expiring at the 2020 annual meeting of shareholders.

The classification of the Board is permitted under section 607.0806 of the FBCA. Under the FBCA, the directors of any corporation, by the articles of incorporation or by an initial bylaw, or by a bylaw adopted by a vote of the shareholders, may be divided into one, two, or three classes with the number of directors in each class being as nearly equal as possible.

If this proposal is not approved, the directors will not be divided into classes and all of the directors will continue to be elected at each ensuing annual meeting. Directors will hold office until the next ensuing annual meeting and until their respective successors have been elected and qualified (or until there is a decrease in the number of directors).

The aforementioned is a summary of the material terms of the Classified Board Amendment, which is qualified in its entirety by reference to the text of the Classified Board Amendment, a copy of which is attached as Appendix B to this Proxy Statement. Shareholders are urged to read the actual text of the Classified Board Amendment in its entirety. The text is subject to modification to include such changes as the Board deems necessary and advisable to effect the division of the directors into classes.

Principal Reasons for the Classified Board Amendment

We believe that establishing a classified board is in the best interests of the Company and its shareholders at this time. We believe that a classified board will be beneficial in maintaining a long-term strategy focus because directors do not have to be constantly focused on reelection. In addition, directors elected for three-year terms have the same fiduciary duties as, and are not any more insulated from responsibility to shareholders than, directors elected annually, and therefore are equally accountable to shareholders. Further, corporate governance requirements of the Sarbanes-Oxley Act of 2002 impose responsibilities on directors. Also, in event our securities are listed on a national securities exchange, our directors will be subject to additional responsibilities required by such national securities exchange. We have implemented policies and procedures focused on the quality of directors and the effective functioning and regular evaluation of the Board, both as a whole and as to individual members, and its committees. We believe that electing one-third of the Company’s directors each year will provide shareholders with an orderly manner in which to effect change and communicate their views on the performance of the Company and its directors.

A classified board will also allow the Company to attract highly qualified directors who are willing to commit the time and resources necessary to understand the Company’s business, operations and strategy, thereby providing continuity and stability in decision making. While management has not experienced any material problems with such continuity in the past, it wishes to ensure that this situation will continue. We believe that directors who serve the Company for multiple years are well positioned to take a long-term perspective and make the decisions necessary to maximize shareholder value in the long-term, while being sensitive to short-term needs or objectives.

In addition, a classified board will enhance the ability of the Board to obtain the best outcome for the Company’s shareholders in the event of an unsolicited takeover proposal by incentivizing the proponent for change to negotiate with the board and evaluate a variety of alternatives. While the existence of a classified board does not prevent a person from acquiring control of the Board, the proposed Classified Board Amendment will extend the time required to effect such a change in control. If all directors were elected at a single annual meeting, the short-term objectives of those proposing an alternative slate could deprive other shareholders from realizing long-term value the experienced and knowledgeable board was working to enhance. A classified board structure will also serve to prevent precipitous changes in corporate policies and strategies that were implemented by a board focused on improving the Company’s long-term value proposition.

Finally, we believe that a classified board is part of a carefully balanced governance structure that is specifically tailored to the responsibilities, needs and duties of the Company and is designed to protect and enhance financial results for the Company and its shareholders.

Effect of the Classified Board Amendment

The Classified Board Amendment may extend the time required to effect an unsolicited change in control of the Board, which may discourage unsolicited takeover bids for the Company. Upon approval by the shareholders of the Classified Board Amendment, it will take at least two annual meetings for the holders of our Voting Stock to effect a change in control of the Board because only a minority of the directors will be elected at each meeting.

Without the ability to obtain control of our Board quickly, an unsolicited takeover bidder may be incapable of taking action necessary to remove other impediments to its acquisition of the Company, even if that takeover bidder were to acquire a majority of our outstanding shares of Voting Stock. This situation may discourage unsolicited tender offers, perhaps including some tender offers that shareholders would conclude to be in their best interests if made. The Classified Board Amendment will also cause it to take additional time for our shareholders to change the composition of our Board, even if our shareholders and management believe such a change would be desirable.

Vote Required

The votes cast favoring the matter must exceed the votes cast at the Annual Meeting opposing the matter in order to approve Proposal 4. Abstentions will not be counted as either votes cast for or against Proposal 4.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CLASSIFIED BOARD AMENDMENT.

PROPOSAL 5:
APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO IMPLEMENT A REVERSE STOCK SPLIT

Our Board has adopted resolutions to authorize the Board, in its sole direction, to amend our Restated Articles of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock, as well as our issued and outstanding Series A Preferred Stock, each at a ratio of between 1-for-2 and 1-for-20 (the “Reverse Stock Split”) to meet the minimum bid price required to list our Common Stock on a national stock exchange, as described below, and direct such proposal to be submitted to the holders of our Common Stock and Series A Preferred Stock, each voting as a separate class, for approval.

The articles of amendment to our Restated Articles of Incorporation to effect the Reverse Stock Split of our issued and outstanding Common Stock and Series A Preferred Stock, if approved by the shareholders, will be substantially in the form set forth on Appendix C to this Proxy Statement (subject to any changes required by applicable law or deemed necessary or advisable by the Board). If approved by the holders of our Common Stock and Series A Preferred Stock, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our issued and outstanding Common Stock and Series A Preferred Stock at any time prior to twelve months from the date of shareholder approval at a ratio of between 1-for-2 and 1-for-20, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion. We believe that enabling our Board to implement the Reverse Stock Split and set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders, including satisfying the requirements to list our Common Stock on one of the national securities exchanges. In determining whether to effect the Reverse Stock Split following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

●
the initial listing requirements of various securities exchanges;

●
the historical trading price and trading volume of our Common Stock;

●
the number of shares of our Common Stock and Series A Preferred Stock outstanding;

●
the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●
the anticipated impact of the Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and

●
prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

Upon effectiveness of the Reverse Stock Split, every twenty shares, assuming the ratio is 1-for-20, of Common Stock and Series A Preferred Stock will be combined into one share of Common Stock or Series A Preferred Stock, respectively. Any fractional shares will be rounded up to the next whole number. The actual number of outstanding shares of our Common Stock and Series A Preferred Stock after giving effect to the Reverse Stock Split, however, will depend on the ratio that is ultimately determined by our Board.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our shareholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the initial listing requirements of a national securities exchange. The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split. In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

We believe that the Reverse Stock Split will enable our ability to obtain an initial listing on the NYSE MKT LLC or another national securities exchange. The NYSE MKT LLC requires, among other items, an initial bid price of least $3.00 per share under applicable standards. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would remain above the required threshold for the NYSE MKT or any other national securities exchange following the Reverse Stock Split.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure and Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of an articles of amendment to our Restated Articles of Incorporation with the Secretary of State of the State of Florida. The exact timing of the filing of the articles of amendment that will effect the Reverse Stock Split will be determined by our Board based on its evaluation as to when, if at all, such action will be the most advantageous to the Company and our shareholders. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the articles of amendment to the Restated Articles of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split. If the articles of amendment effecting the Reverse Stock Split have not been filed with the Secretary of State of the State of Florida by the close of business twelve months from the date of shareholder approval, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock and Series A Preferred Stock

Assuming a Reverse Stock Split ratio of 1-for-20, twenty shares of our Common Stock will be combined into one share of Common Stock, twenty shares of our Series A Preferred Stock will be combined into one share of Series A Preferred Stock and any fractional shares of each will be rounded up to the next whole number. The table below shows, as of the Record Date, the number of shares of Common Stock outstanding prior to the Reverse Stock Split and the number of outstanding shares of Common Stock that would result from a (i) 1-for-2 ratio, (ii) 1-for-8 ratio, (iii) 1-for-12 ratio, (iv) 1-for-16 ratio and (v) 1-for-20 ratio, in each case without giving effect to the treatment of fractional shares:

Reverse Stock Split Ratio	Number of Shares Authorized	Approximate Number of Shares Issued and Outstanding (1)	Percentage of Authorized Common Stock	Number of Shares Reserved For Issuance
Current shares	200,000,000	120,825,134	60.4%	79,174,866
1-for-2	200,000,000	60,412,567	30.2%	139,587,433
1-for-8	200,000,000	15,103,142	7.6%	184,896,858
1-for-12	200,000,000	10,068,762	5.0%	189,931,238
1-for-16	200,000,000	7,551,571	3.8%	192,448,429
1-for-20	200,000,000	6,041,257	3.0%	193,958,743
(1) Based on the number of shares of common stock outstanding as of May 2, 2017.

The table below shows, as of the Record Date, the number of shares of Series A Preferred Stock outstanding prior to the Reverse Stock Split and the number of outstanding shares of Series A Preferred Stock that would result from a (i) 1-for-2 ratio, (ii) 1-for-8 ratio, (iii) 1-for-12 ratio, (iv) 1-for-16 ratio and (v) 1-for-20 ratio, in each case without giving effect to the treatment of fractional shares:

Reverse Stock Split Ratio	Number of Shares Authorized	Approximate Number of Shares Issued and Outstanding (1)	Percentage of Authorized Series A Preferred Stock	Number of Shares Reserved For Issuance
Current shares	1,000,000	510,000	51.0%	490,000
1-for-2	1,000,000	255,000	25.5%	745,000
1-for-8	1,000,000	63,750	6.4%	936,250
1-for-12	1,000,000	42,500	4.3%	957,500
1-for-16	1,000,000	31,875	3.2%	968,125
1-for-20	1,000,000	25,500	2.6%	974,500

(1) Based on the number of shares of common stock outstanding as of May 2, 2017.

The Reverse Stock Split will affect all holders of our Common Stock and Series A Preferred Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” record holders of Common Stock and Series A Preferred Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares). Additionally, the par value of our Common Stock and Series A Preferred Stock will remain unchanged.

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our Common Stock will continue to be listed on the OTCQX under the symbol “TOMZ,” subject to any decision of our Board to list our securities on a different OTC marketplace or a national securities exchange. There is no assurance, however, that our Common Stock will be approved for quotation or listing on any such marketplace or exchange.

Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with our transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of Common Stock upon the Reverse Stock Split, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to our transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

 Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number. No cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio, subject to our treatment of fractional shares.

Accounting Consequences

The proposed articles of amendment to our Restated Articles of Incorporation will not affect the par value per share of our Common Stock, which will remain $0.01, or Series A Preferred Stock, which will also remain $0.01. As a result, as of the Effective Time, the stated capital attributable to Common Stock and Series A Preferred Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock and Series A Preferred Stock outstanding. The shares of Common Stock or Series A Preferred Stock held in treasury, if any, will also be reduced proportionately based on the ratio of the Reverse Stock Split. We will reclassify prior period per share amounts and the Consolidated Statement of Shareholders’ Equity (Deficiency) for the effect of the Reverse Stock Split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of the Company’s capital stock relating to the Reverse Stock Split. This discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF OUR COMMON STOCK ARISING UNDER THE UNITED STATES FEDERAL ESTATE OR GIFT TAX RULES, OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TREATY.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of the Company’s capital stock who is for United States Federal income tax purposes:

(a)
an individual citizen or resident of the United States;

(b)
a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;

(c)
an estate with income subject to United States Federal income tax regardless of its source; or

(d)
a trust that (i) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that the Company’s capital stock is held as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular shareholder of the Company or to shareholders of the Company that are subject to special treatment under United States Federal income tax laws including, but not limited to, banks, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities such as partnerships or s-corporations that are treated as “flow-through” entities, or entities that are disregarded as separate from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or shareholders of the Company holding their shares of the Company’s capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, U.S. expatriates, persons subject to the alternative minimum tax, to persons whose shares constitute “qualified small business stock” for purposes of Code section 1202, or persons who hold their capital stock of the Company through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to the Company, or to shareholders of the Company that own 5% or more of the Company’s capital stock, are affiliates of the Company, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a shareholder of the Company, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

We believe that the reverse stock split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-reverse stock split shares is equal to the fair market value of the pre-reverse stock split shares surrendered in the reverse stock split:

●
A U.S. holder will not recognize any gain or loss as a result of the reverse stock split;

●
A U.S. holder’s aggregate tax basis in his, her, or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor;

●
A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such shareholder held the pre-reverse stock split shares surrendered in the reverse stock split; and

●
For purposes of the above discussion of the basis and holding periods for shares of the Company’s capital stock, and except as provided therein, holders who acquired different blocks of the Company’s capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the reverse stock split.

Vote Required

The votes cast by the holders of the Common Stock and the Series A Preferred Stock, each voting as a separate class, favoring the matter must exceed the votes cast opposing the matter. Abstentions will not be counted as either votes cast for or against Proposal 5.

If this Proposal 5 is approved, the reverse stock split will become effective upon the filing with the Secretary of State of the State of Florida of articles of amendment to our Articles of Incorporation, substantially in the form set forth in Appendix C hereto. The timing of such filing and the exact ratio of the Reverse Stock Split are subject to review and final approval by our Board and our Board reserves the right to not implement the Reverse Stock Split, even if Proposal 5 is approved by our shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO IMPLEMENT A REVERSE STOCK SPLIT.

PROPOSAL 6:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and narratives accompanying those tables).

The principal elements of our executive compensation are base salary and stock incentive plan awards. While base salary is generally included as an element of compensation of our executive officers in every year, the granting of stock incentive awards, as well as bonuses and perquisites, is determined on a case-by-case basis. We believe that this compensation structure has served us well and reflects our philosophy of fairness to our employees and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board requests your advisory vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this Proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

While this is an advisory vote and, therefore, non-binding, the Compensation Committee values the opinions expressed by shareholders in their vote, and will consider the outcome of the vote in deciding whether any actions are necessary to address concerns raised by the vote and when making future compensation decisions for named executive officers. Abstentions will not be counted as either votes cast for or against Proposal 6.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES.

PROPOSAL 7:
ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON THE APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to the rules of the SEC that were adopted to implement certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking our shareholders to approve, on an advisory, non-binding basis, how frequently we will seek an advisory vote from shareholders on the approval of the compensation of our named executive officers. In accordance with SEC rules, we are providing shareholders with the option to choose a frequency of three years, two years or one year, or to abstain from voting on this proposal.

Our Board of Directors recommends that the Company hold a shareholder advisory vote on the approval of the compensation of our named executive officers once every THREE YEARS (or “triennial vote”) for the following reasons:

●
A triennial vote allows shareholders to provide regular input regarding our compensation programs, while also providing shareholders with sufficient time to evaluate the effectiveness of both our short- and long-term compensation strategies.

●
A triennial vote will provide our Compensation Committee and our Board with sufficient time to thoughtfully evaluate the results of our shareholders’ advisory votes on executive compensation and to implement any appropriate changes to our compensation programs in response thereto.

●
The structure and level of compensation paid to executives in our markets evolve over multiple years. A triennial vote will allow us to review evolving practices in the market to ensure that our compensation programs are competitive and reflect best practices.

You may cast your vote by choosing the option of three years, two years or one year, or abstain from voting, in response to the resolution set forth below:

“RESOLVED, that an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers, as disclosed in Compensation Discussion and Analysis, the tabular disclosures regarding such compensation and the accompanying narrative disclosures, be submitted to the shareholders of the Company every: (i) three years, (ii) two years or (iii) one year, with such frequency that receives the highest number of votes cast being the preferred advisory vote of shareholders.”

This advisory vote on the frequency of advisory votes on the approval of the compensation of our named executive officers will be determined by a plurality of the votes cast. Although the vote on this proposal is not binding on Newport or our Board, our Board gives serious consideration to the positions of our shareholders and will consider the outcome of this vote in determining how frequently we will seek an advisory vote from shareholders on the compensation of our named executive officers. However, the Board may decide that it is in the best interests of Newport and our shareholders to hold an advisory vote on executive compensation more or less frequently than the option voted by our shareholders.

Vote Required

Shareholders are not voting to approve or disapprove the Board’s recommendation. Shareholders may choose among the four choices described above. While this is an advisory vote and, therefore, non-binding, the Board will give due consideration to the choice that receives the most votes before determining the action the Board deems most appropriate for the Company and its shareholders. Abstentions will not be counted as either votes cast for or against Proposal 7.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO HOLD ADVISORY VOTES ON THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ONCE EVERY THREE YEARS.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to TOMI Environmental Solutions, Inc., Attention: Corporate Secretary, 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212. If Exhibit copies are requested, a copying charge of $0.20 per page will be made. In addition, all of the Company’s public filings, including the Annual Report on Form 10-K, can be found on our website at www.tomimist.com.

OTHER MATTERS

 The Board and management do not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the Proxy Holder will vote on such matters in accordance with its best judgment.

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

 To be considered for inclusion in next year’s Proxy Statement, shareholder proposals must be received at our principal executive offices no later than the close of business on                    , in accordance with Rule 14a-8 promulgated under the Exchange Act. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s Annual Meeting, then, to be considered for inclusion in the Proxy Statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the 2018 annual meeting.

 If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the Proxy Statement, we must receive such proposal no later than                     . Under Rule 14a-4(c) under the Exchange Act, which governs the Company’s use of discretionary proxy voting authority with respect to shareholder proposals that are not included in the Company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, if we do not receive the shareholder’s notice of intent to present such a proposal at the Company’s 2018 annual meeting by                    , then the Company’s management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the shareholders, without discussion of the matter in the Proxy Statement. However, if the date of our 2018 annual meeting is changed by more than 30 days from the anniversary of this year’s Annual Meeting, then notice will need to be received by the Company not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

 Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our Company’s Proxy Statement. The Company reserves the right to exclude shareholder proposals pursuant to SEC rules, or if untimely. If a shareholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the Board concerning such candidate must be furnished within a reasonable time prior to the above deadline for shareholder proposals.

 All notices of intention to present a proposal at the 2018 annual meeting should be addressed to our Chief Executive Officer at TOMI Environmental Solutions, Inc., 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212 and to ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any shareholder proposal for next year’s annual meeting submitted after the deadlines described above will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote the proxies we receive. For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

 The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Chief Executive Officer at TOMI Environmental Solutions, Inc., 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212 or by calling us at 1-800-525-1698.

WHERE YOU CAN FIND MORE INFORMATION

 The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read these SEC filings over the Internet at the SEC’s website at www.sec.gov. To receive copies of public records not posted to the SEC’s web site at prescribed rates, you may complete an online form at http://www.sec.gov, send a fax to (202) 772-9337 or submit a written request to the SEC, Office of FOIA/PA Operations, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

IMPORTANT

 Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares of Voting Stock you own. Please sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope promptly.

 Only your latest dated, signed Proxy Card will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Appendix A

TOMI ENVIRONMENTAL SOLUTIONS, INC.

2016 EQUITY INCENTIVE PLAN

TOMI ENVIRONMENTAL SOLUTIONS, INC.
2016 Equity Incentive Plan

I.
 ESTABLISHMENT, OBJECTIVES AND DURATION

A. ESTABLISHMENT OF THE PLAN. TOMI Environmental Solutions, Inc., a Florida corporation (hereinafter referred to as the “Company”), hereby adopts an incentive compensation plan designated as the “TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.

Subject to approval by the Company’s stockholders, the Plan shall become effective as of                     , 2016 (the “Effective Date”). The Plan shall remain in effect as provided in Section I.C hereof.

B. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

It is also intended with respect to the Non-Employee Directors of the Company that the Compensation Committee be able to choose from among Awards of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and RSUs which will (a) permit Non-Employee Directors to increase their ownership and proprietary interest in the Company and enhance their identification with the interests of the Company’s stockholders, (b) provide a means of compensating Non-Employee Directors that will help attract qualified candidates to serve as Non-Employee Directors, and (c) induce incumbent Non-Employee Directors to continue to serve if the Board desires that they remain on the Board.

C. DURATION OF THE PLAN. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XV hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after                     , 2026.

II.
 DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

A. “AFFILIATE” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

B. “AWARD” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units.

C. “AWARD AGREEMENT” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

D. “BENEFICIAL OWNER” or “BENEFICIAL OWNERSHIP” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

E. “BOARD” or “BOARD OF DIRECTORS” means the Board of Directors of the Company.

F. “CHANGE IN CONTROL” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

1.
the “Beneficial Ownership” of securities as defined in Rule 13d-3 under the Exchange Act representing more than fifty percent (50%) of the combined voting power of the Company is acquired by any “person” as defined in Section 3(a)(9) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

2.
the consummation of a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation other than for the sole purpose of changing the company’s domicile or a recapitalization or reorganization and that results in more than 50% change in stock ownership.

Notwithstanding the foregoing, with respect to any Award subject to Code Section 409A, a “Change in Control” of the Company is deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

3.
Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company.

4.
Change in Effective Control: A change in effective control of the Company occurs only on either of the following dates:

a.
The date any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending in the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company; or

b.
The date a majority of the members of the Board is replaced during any (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election; provided that this paragraph (b) shall apply only to the company for which no other corporation is a majority shareholder.

5.
Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed to satisfy the definition of “Change of Control” as defined under Internal Revenue Code Section 409A and the applicable Treasury Regulations, as amended from time to time.

G. “CODE” means the Internal Revenue Code of 1986, as amended from time to time.

H. “COMPANY” means TOMI Environmental Solutions, Inc., a Florida corporation, including any and all Subsidiaries, and any successor thereto as provided in Article XX herein.

I. “COVERED EMPLOYEE” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

J.  “DIRECTOR” means any individual who is a member of the Board of Directors of the Company or any Subsidiary; provided, however, that any Director who is employed by the Company shall be considered an Employee under the Plan.

K. “DISABILITY” with respect to any Award, a Participant shall be considered Disabled if the Participant is considered “disabled” under the Company’s long-term disability plan then in effect, or if none, then if the Participant qualifies to receive disability payments under the federal Social Security Act.

L. “EFFECTIVE DATE” shall mean January __, 2016.

M. “EMPLOYEE” means any full-time, active employee of the Company or its Subsidiaries. Directors who are not employed by the Company shall not be considered Employees under this Plan.

N. “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

O. “FAIR MARKET VALUE” means, as of any date, the value of a Share determined as follows:

1.
if such Shares then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Shares are listed or admitted to trading as reported in The Wall Street Journal;

2.
if such Shares are publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or

3.
if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.

P. “FREESTANDING SAR” means an SAR that is granted independently of any Options, as described in Article VII herein.

Q. “INCENTIVE STOCK OPTION” or “ISO” means an option to purchase Shares granted under Article VI herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

R. “INSIDER” shall mean an individual who is, on the relevant date, an officer, director or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

S. “NON-EMPLOYEE DIRECTOR” shall mean a Director who is not also an Employee.

T. “NON-QUALIFIED STOCK OPTION” or “NQSO” means an option to purchase Shares granted under Article VI herein and which is not intended to meet the requirements of Code Section 422.

U. “OPTION” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI herein.

V. “OPTION PRICE” means the price at which a Share may be purchased by a Participant pursuant to an Option.

W. “PARTICIPANT” means: (1) an Employee or consultant who has been selected to receive an Award or who has an outstanding Award granted under the Plan; or (2) a Non-Employee Director who has been selected to receive an Award other than an Incentive Stock Option, Performance Share or Performance Unit or who has an outstanding Award other than an Incentive Stock Option, Performance Share or Performance Unit granted under the Plan.

X. “PERFORMANCE-BASED EXCEPTION” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

Y. “PERFORMANCE SHARE” means an Award granted to a Participant (other than a Non-Employee Director), as described in Article X herein, that shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

Z. “PERFORMANCE UNIT” means an Award granted to a Participant (other than a Non-Employee Director), as described in Article X herein, that shall have an initial value that is established by the Committee on the date of grant.

AA. “PERIOD OF RESTRICTION” means the period during which the transfer of Shares of Restricted Stock or Restricted Stock Units is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion, as specified in the Award Agreement), and the Shares are subject to a substantial risk of forfeiture, as provided in Article VIII and Article IX herein.

BB. “PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

CC. “RESTRICTED STOCK” means an Award granted to a Participant pursuant to Article VIII herein.

DD. “RESTRICTED STOCK UNIT” or “RSU” means an award granted to a Participant pursuant to Article IX herein.

EE. “SEPARATION FROM SERVICE” means a termination of employment or other separation from service as described in Code Section 409A and the regulations thereunder.

FF. “SHARES” means the shares of common stock of the Company.

GG. “SPECIFIED EMPLOYEE”                                                       means, with respect to the Company or any of its Subsidiaries, and determined as of the date of an individual’s separation from service from the Company (1) any officer during the prior twelve (12) month period with annual compensation in excess of $170,000 (as adjusted from time to time under the Code), (2) a 5-percent owner of the Company’s outstanding equity stock during the prior twelve (12) month period or (3) a 1-percent owner of the Company’s outstanding equity stock during the prior (12) month period with annual compensation in excess of $150,000, provided that the Company or any of its Subsidiaries is publicly-traded within the meaning of Code Section 409A on the date of determination.

HH. “STOCK APPRECIATION RIGHT” or “SAR” means an Award, granted alone or, in connection with a related Option, designated as an SAR, pursuant to the terms of Article VII herein.

II. “SUBSIDIARY” means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest (including all divisions, affiliates and related entities).

JJ. “TANDEM SAR” means an SAR that is granted in connection with a related Option pursuant to Article VII herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

III.
 ADMINISTRATION

A. THE COMMITTEE. The Plan shall be administered by either the full Board, or by a committee of the Board (either the full Board or the committee is referred to hereinafter as the “Committee”) consisting of not less than two Directors who meet the “Non-Employee Director” requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, the “Independent Director” requirements of NYSE MKT Rule 803(a), and the outside director requirements of Code Section 162(m), or by any other committee appointed by the Board, provided the members of such committee meet such requirements.

B. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Non-Employee Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish or amend rules and regulations for the Plan’s administration; and (subject to the provisions of Article XV herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee is empowered hereby to make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

C. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants and their estates and beneficiaries.

IV.
 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

A. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to Sections IV.B and IV.C herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be Five Million (5,000,000). Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or any combination thereof.

Unless and until the Committee determines that an Award to a Covered Employee is not designed to comply with the Performance-Based Exception, the following rules shall apply to grants of Awards to Covered Employees under the Plan, subject to Sections IV.B and IV.C.

1.
STOCK OPTIONS: The maximum aggregate number of Shares that may be subject to Stock Options granted in any one fiscal year to any one Participant shall be two hundred fifty thousand (250,000).

2.
SARs: The maximum aggregate number of Shares that may be granted in the form of SARs granted in any one fiscal year to any one Participant shall be two hundred fifty thousand (250,000).

3.
RESTRICTED STOCK: The maximum aggregate grant with respect to Awards of Restricted Stock which are granted in any one fiscal year to any one Participant shall be two hundred fifty thousand (250,000) Shares.

4.
RESTRICTED STOCK UNITS: The maximum aggregate payment (determined as of the date of grant) with respect to Awards of RSUs granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of two hundred fifty thousand (250,000) Shares; provided, however, that the maximum aggregate grant of Restricted Stock and RSUs for any one fiscal year shall be coordinated so that in no event shall any one Participant be awarded more than the Fair Market Value of two hundred fifty thousand (250,000) Shares taking into account all such grants.

5.
PERFORMANCE SHARES: The maximum aggregate payout (determined as of the event of the applicable performance period) with respect to Awards of Performance Shares which are granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of two hundred fifty thousand (250,000) Shares.

6.
PERFORMANCE UNITS: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Units which are granted in any one fiscal year to any one Participant shall be equal to one million five hundred thousand dollars ($1,500,000).

B. ADJUSTMENTS FOR AWARDS AND PAYOUTS. Unless determined otherwise by the Committee, the following Awards and payouts will reduce, on a one-for-one basis, the number of Shares available for issuance under the Plan:

1.
An Award of an Option;

2.
An Award of a SAR;

3.
An Award of Restricted Stock;

4.
A payout of a Performance Share Award in Shares; and

5.
A payout of a Performance Units Award in Shares.

Unless determined otherwise by the Committee, unless a Participant has received a benefit of ownership such as dividend or voting rights with respect to the Award, the following transactions will restore, on a one-for-one basis, the number of Shares available for issuance under the Plan:

1.
A payout of a SAR or a Tandem SAR in cash;

2.
A cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award payable in Shares;

3.
Shares tendered in payment of the exercise price of an Option;

4.
Shares withheld for payment of federal, state or local taxes;

5.
Shares repurchased by the Company with proceeds collected in connection with the exercise of outstanding Options; and

6.
The net Shares issued in connection with the exercise of SARs (as opposed to the full number of Shares underlying the exercised portion of the SAR).

C. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization such as a stock split or stock dividend, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which are reserved and may be delivered under Section IV.A, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections IV.A.1 through IV.A.6, inclusive as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

V.
 ELIGIBILITY AND PARTICIPATION

A. ELIGIBILITY. Persons eligible to participate in this Plan include officers and certain key salaried Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board. Notwithstanding the foregoing, Non-Employee Directors of the Company or consultants shall be eligible to participate in the Plan with respect to Awards of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and RSUs, as specified in Article VI, Article VII, Article VIII and Article IX. Except as otherwise specifically provided in this Plan, the Committee shall determine the terms and conditions of any such Awards to Non-Employee Directors, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

B. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select in its sole and broad discretion, upon or without the recommendation of officers of the Company, from all eligible Employees those to whom Awards shall be granted, and shall determine the nature and amount of each Award.

VI.
 STOCK OPTIONS

A. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. For purposes of this Article VI, with respect to NQSOs only, the term “Participant” shall include Non-Employee Directors and consultants of the Company.

B. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422.

C. OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, no ISO shall be granted to any person who, immediately prior to the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Option.

D. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary following the date of its grant and provided further that no Option that is an ISO shall be exercisable later than the fifth (5th) anniversary following the date of its grant to a Participant, who at the time of such grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

E. EXERCISE OF OPTIONS. Options granted under this Article VI shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

F. PAYMENT. Options granted under this Article VI shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price); or (c) by a combination of (a) and (b).

The Committee, in its discretion, may also (a) allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, (b) cashless exercise by the Participant by the Company’s withholding of Shares issuable upon exercise of an Option, or (c) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

G. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article VI as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

H. TERMINATION OF EMPLOYMENT BY A PARTICIPANT WHO IS AN EMPLOYEE. With respect to a Participant who is an Employee, each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company, with the exception of a termination of employment after a Change in Control, which is controlled by Article XVII. Such provisions shall be determined in the sole discretion of the Committee but shall conform to the limitations established in Section VI.D, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article VI, and may reflect distinctions based on the reasons for termination of employment.

I. NONTRANSFERABILITY OF OPTIONS.

1.
INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative (to the extent permitted under Code Section 422).

2.
NONQUALIFIED STOCK OPTIONS. No NQSO granted under this Article VI may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article VI shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative.

VII.
 STOCK APPRECIATION RIGHTS

A. GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR. For purposes of this Article VII, the term “Participant” shall include Non-Employee Directors of the Company and consultants; provided, however, that a Tandem SAR may not be granted to a Non-Employee Director or consultant unless the related Option is a NQSO.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

B. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted to an Employee in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

C. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

D. SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee may determine.

E. TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

F. PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

1.
the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

2.
the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

G. TERMINATION OF EMPLOYMENT BY A PARTICIPANT WHO IS AN EMPLOYEE. With respect to a Participant who is an Employee, each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company and/or its Subsidiaries, with the exception of a termination of employment that occurs after a Change in Control, which is controlled by Article XVII. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

H. NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative.

VIII.
 RESTRICTED STOCK

A. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. For purposes of this Article VIII, the term “Participant” shall include Non-Employee Directors of the Company and consultants.

B. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.

C. NONTRANSFERABILITY. Except as provided in this Article VIII and subject to federal securities laws, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and as set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant’s legal representative for the Period of Restriction.

D. OTHER RESTRICTIONS. Subject to Article XI herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article VIII and subject to Federal securities laws, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

E. VOTING RIGHTS. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

F. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception. Notwithstanding anything to the contrary herein, (i) dividends accrued on Restricted Stock will only be paid if the Restricted Stock vests; and (ii) for any Award that is governed by Code Section 409A regarding non-qualified deferred compensation, the Committee shall establish the schedule of any payments of dividends in accordance with the requirements of Code Section 409A or any guidance promulgated thereunder.

G. TERMINATION OF EMPLOYMENT BY A PARTICIPANT WHO IS AN EMPLOYEE. With respect to a Participant who is an Employee, each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive nonvested Restricted Shares following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

H.
ADDITIONAL PROVISIONS RELATED TO RESTRICTED STOCK AWARDS TO NON-EMPLOYEE DIRECTORS.

1.
AWARD DATES. Effective as of the date specified by the Committee in its sole discretion, each Non-Employee Director will be awarded such number of Shares of Restricted Stock as determined by the Board, after consideration of the recommendation of the Committee. Non-Employee Directors may, but need not, be awarded the same number of Shares of Restricted Stock. A Non-Employee Director who is first elected to the Board on a date subsequent to the date specified by the Committee in its sole discretion will be awarded such number of Shares of Restricted Stock as of such date of election as determined by the Board, after consideration of the recommendation of the Committee.

2.
DIVIDEND RIGHTS OF HOLDERS OF RESTRICTED STOCK. Notwithstanding Section VIII.F., upon issuance of a Restricted Stock Agreement, the Non-Employee Director in whose name the Restricted Stock Agreement is registered will, subject to the provisions of the Plan have the right to receive cash dividends and other cash distributions thereon.

3.
PERIOD OF RESTRICTION. Restricted Stock will be subject to the restrictions set forth in Section VIII.H.4. and the other provisions of the Plan during the Period of Restriction commencing on the date as of which the Restricted Stock is awarded (the “Award Date”) and ending on the earliest of the first to occur of the following:

a.
the retirement of the Non-Employee Director from the Board in compliance with the Board’s retirement policy as then in effect;

b.
the termination of the Non-Employee Director’s service on the Board as a result of the Non-Employee Director’s not being nominated for reelection by the Board;

c.
the termination of the Non-Employee Director’s service on the Board because of the Non-Employee Director’s resignation or failure to stand for reelection with the consent of the Company’s Board (which means approval by at least 80% of the Directors voting, with the affected Non-Employee Director abstaining);

d.
the termination of the Non-Employee Director’s service on the Board because the Non-Employee Director, although nominated for reelection by the Board, is not reelected by the stockholders;

e.
the termination of the Non-Employee Director’s service on the Board because of (i) the Non-Employee’s Director’s resignation at the request of the Board or the Nominating and Governance Committee of the Board (or successor committee), (ii) the Non-Employee Director’s removal by action of the stockholders or by the Board, or (iii) a Change in Control of the Company;

f.
the termination of the Non-Employee Director’s service on the Board because of Disability or death; or

g.
the vesting of the Restricted Stock.

Section VIII.H.3.a. through g. above are subject to the further restrictions that a removal or resignation for “Cause” will be deemed to not constitute completion of the Period of Restriction and will result in a forfeiture of Restricted Stock not previously vested under Section VIII.H.4. For purposes of this Plan, “Cause” will be a good faith determination by the Board that the Non-Employee Director (i) failed to substantially perform his or her duties (other than a failure resulting from his or her incapacity due to physical or mental illness) after a written demand for substantial performance has been delivered to him or her by the Board, which demand specifically identifies the manner in which the Board believes such Non-Employee Director has not substantially performed his or her duties; (ii) has engaged in conduct the consequences of which are materially adverse to the Company, monetarily or otherwise; or (iii) has pleaded guilty or nolo contendere to or been convicted of a felony. The Non-Employee Director will not be deemed to have been terminated for Cause unless there will have been delivered to the Non-Employee Director a letter from the Board setting forth the reasons for the Company’s termination of the Non-Employee Director for Cause and, with respect to (i) or (ii), stating that the Non-Employee Director has failed to cure such reason for termination within thirty (30) days after the Non-Employee Director’s receipt of such notice.

4.
FORFEITURE OF RESTRICTED STOCK. As of the date (“Termination Date”) a Non-Employee Director ceases to be a member of the Board for any reason, including but not limited to removal or resignation for Cause, the Non-Employee Director shall forfeit to the Company all Restricted Stock awarded to the Non-Employee Director for which the Period of Restriction has not ended pursuant to Section VIII.H.3. as of or prior to the Termination Date.

IX.
 RESTRICTED STOCK UNITS

A. GRANT OF RESTRICTED STOCK UNITS. Subject to the terms of the Plan, RSUs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. For purposes of this Article IX, the term “Participant” shall include Non-Employee Directors of the Company and consultants.

B. RESTRICTED STOCK UNIT AGREEMENT. Each RSU grant shall be evidenced by a Restricted Stock Unit Award Agreement that shall specify the Period(s) of Restriction, the number of RSUs granted, and such other provisions as the Committee may determine.

C. VALUE OF RESTRICTED STOCK UNIT. Each RSU shall have a value that is equal to the Fair Market Value of a Share on the date of grant.

D. FORM AND TIMING OF PAYMENT OF RESTRICTED STOCK UNITS. Settlement of vested RSUs may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee at the time of the grant of the RSUs, in its sole discretion. Vested RSUs shall be settled in a lump sum as soon as administratively practicable after the vesting date, but in no event later than two and one-half (2 ½) months following the vesting date. The amount of such settlement shall be equal to the Fair Market Value of the RSUs on the vesting date.

E. DIVIDEND EQUIVALENTS. Each RSU shall be credited with an amount equal to the dividends paid on a Share between the date of grant and the date such RSU is paid to the Participant (if at all). Dividend equivalents shall vest, if at all, upon the same terms and conditions governing the vesting of RSUs under the Plan. Payment of the dividend equivalent shall be made at the same time as payment of the RSU and shall be made without interest or other adjustment. If the RSU is forfeited, the Participant shall have no right to dividend equivalents.

F. VOTING RIGHTS. The holders of RSUs shall have no voting rights.

G. NONTRANSFERABILITY. RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by laws of descent and distribution.

X.
 PERFORMANCE UNITS AND PERFORMANCE SHARES

A. GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

B. PERFORMANCE UNIT/SHARE AGREEMENT. Each Performance Unit or Performance Share grant shall be evidenced by a Performance Unit or Performance Share Award Agreement, as the case may be, that shall specify the number of Performance Units or Performance Shares granted and such other provisions as the Committee may determine.

C. VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article X, the time period during which the performance goals must be met shall be called a “Performance Period.”

D. EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

E. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Payment shall be made no later than two and one-half (2 ½) months following the close of the Performance Period.

F. SEPARATION FROM SERVICE DUE TO DEATH OR DISABILITY. In the event the Participant incurs a Separation From Service by reason of death or Disability during a Performance Period, the Participant shall not receive a payout of the Performance Units/Shares, unless determined otherwise by the Committee or set forth in the Participant’s Award Agreement.

Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement.

G. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section X.F. herein, all Performance Units/Shares intended to qualify for the Performance-Based Exception shall be forfeited by the Participant to the Company.

H. NONTRANSFERABILITY. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

I. NO DIVIDEND AND VOTING RIGHTS. Participants will not be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants nor shall Participants have voting rights with respect to such Shares.

XI.
 PERFORMANCE MEASURES

Unless and until the Committee proposes for stockholder vote and the Company’s stockholders approve a change in the general performance measures set forth in this Article XI, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which measures are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants may be measured at the Company level, at a Subsidiary or Affiliate level, or at an operating unit level and shall be chosen from among the following: net income either before or after taxes (including adjusted net income), share price, earnings per share (basic or diluted), total stockholder return, return on assets, return on equity, operating income, return on capital or investment, cash flow or adjusted cash flow from operations, economic value added or adjusted cash flow per Share (net income plus or minus change in operating assets and liabilities), debt level, cost reduction targets, and equity ratios.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

In the event that applicable tax and/or securities laws or exchange listing standards change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

In the case of any Award which is granted subject to the condition that a specified performance measure be achieved, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been satisfied, in accordance with Internal Revenue Service requirements. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.

XII.
 BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designated beneficiary, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

XIII.
 DEFERRALS

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, provided, however, all deferrals shall be made in accordance with all applicable requirements of Code Section 409A or any guidance promulgated thereunder.

XIV.
 RIGHTS OF EMPLOYEES

A. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

B. PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

XV.
 AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS

A. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part for any purpose which the Committee deems appropriate and that is otherwise consistent with Code Section 409A; provided, however, no amendment shall, without shareholder approval, (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the number of securities which may be issued under the Plan; or (iii) materially modify the requirements for participation in the Plan.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

B. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section IV.C. hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Code Sections 162(m) and 409A, as from time to time amended.

C. AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary (but subject to Section XV.B. hereof), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

D. COMPLIANCE WITH CODE SECTION 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article XV, make any adjustments it deems appropriate consistent with the changes made to Code Section 162(m).

XVI.
 PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

A. EFFECT OF COMPETITIVE ACTIVITY. Anything contained in the Plan to the contrary notwithstanding, unless otherwise covered in an employment agreement by and between the Company and the Participant, with respect to any Participant who is an Employee, if the employment of any Participant shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the Shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such Shares or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have earned such Award by making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof.

B. NONFULFILLMENT OF COMPETITIVE ACTIVITY CONDITIONS; WAIVERS UNDER THE PLAN. In the event of a Participant’s nonfulfillment of any condition set forth in Section XVI.A. hereof, such Participant’s rights under any Award shall be forfeited and canceled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.

XVII.
 CHANGE IN CONTROL

A. TREATMENT OF OUTSTANDING AWARDS. Notwithstanding any provisions in the Participant’s Employment Agreement to the contrary, but subject to Section XVII.B. herein or the Plan governing the particular Award, upon the occurrence of a Change in Control:

1.
any and all Options and SARs granted hereunder shall become fully-vested and immediately exercisable;

2.
any Periods of Restriction and restrictions imposed on Restricted Stock or RSUs which are not intended to qualify for the Performance-Based Exception shall lapse; and

3.
any Award intended to qualify for the Performance-Based Exception shall be earned in accordance with the applicable Award Agreement.

B. TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article XVII may not be terminated, amended or modified on or after the date of an event, commencing upon material discussions by the Board respecting a possible transaction that would result in a Change in Control, which is likely to give rise to a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.

XVIII.
 TAX PROVISIONS

A. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant who is an Employee to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

B. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted RSUs, upon achievement of the performance goals on Performance Shares or Performance Units or upon any other taxable event arising as a result of Awards granted hereunder, Participants who are Employees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined at least equal to the minimum, but not more than the maximum, statutory tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

C. REQUIREMENT OF NOTIFICATION OF CODE SECTION 83(b) ELECTION. If any Participants shall make an election under Code Section 83(b) (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provisions of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service or other government authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

D. REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER CODE SECTION 421(b). If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

XIX.
 INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including without limitation reasonable attorney’s fees and expenses) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

XX.
 SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

XXI.
 LEGAL CONSTRUCTION

A. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

B. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

C. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

D. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

E. CODE SECTION 409A COMPLIANCE. Notwithstanding any other provision of this Plan to the contrary, all Awards under this Plan that are subject to Code Section 409A shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Code Section 409A. Accordingly, Awards under this Plan that are subject to Code Section 409A shall comply with the following requirements, as applicable.

1.
Distribution to Specified Employees Upon Separation from Service. To the extent that payment under an Award which is subject to Code Section 409A is due to a Specified Employee on account of the Specified Employee’s Separation from Service from the Company or its Affiliate or Subsidiary, such payment shall be delayed until the first day of the seventh (7th) month following such Separation from Service (or as soon as practicable thereafter). The Committee, in its discretion, may provide in the Award document for the payment of interest at a rate set by the Committee for such six-month period. In the event that a payment under an Award is exempt from Code Section 409A, payment shall be made to a Specified Employee without any such six-month delay.

2.
No Acceleration of Payment. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be accelerated from the date(s) specified in the Award documents as of the date of grant.

3.
Subsequent Delay in Payment. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be deferred beyond the dates specified in the Award document as of the date of grant, unless the Committee or Participant, as the case may be, makes the decision to delay payment at least one year prior to the scheduled payment date, and payment is delayed at least five (5) years.

F. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

Appendix B

AMENDMENT TO THE BYLAWS OF
TOMI ENVIRONMENTAL SOLUTIONS, INC.

TOMI Environmental Solutions, Inc. (the “Corporation”), a corporation organized and existing under the laws of Florida, pursuant to the provisions of Sections 607.1020 and 607.0806 the Florida Business Corporation Act, adopt the following amendment to its bylaws:

FIRST: This amendment to the Corporation’s bylaws (the “Amendment”), was approved and adopted by the board of directors by a unanimous written consent executed on January 29, 2016 and by a vote of the holders of the capital stock of the Corporation on ________, 2017. The number of votes cast for the amendment by the shareholders was sufficient for approval.

SECOND: The Board of Directors and its shareholders hereby declare it advisable and in the best interest of the Corporation that ARTICLE II, Section 3 of the Corporation’s Bylaws be replaced as follows:

3.           CLASSIFIED BOARD. The Board of Directors shall be divided into three classes, each such class as nearly equal in number as the then-authorized number of directors constituting the Board of Directors permits, with the term of office of one class expiring each year. Following approval of this amendment to the Bylaws, the shareholders shall elect the one class of directors for a term expiring at the annual meeting of shareholders to be held in 2018, another class of directors for a term expiring at the annual meeting of shareholders to be held in 2019, and another class of directors for a term expiring at the annual meeting of shareholders to be held in 2020. Thereafter, each director shall serve for a term ending at the third annual meeting of shareholders of the Corporation following the annual meeting at which such director was elected. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the shareholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Whenever a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, it may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the shareholders, unless the articles of incorporation provide otherwise.

THIRD: That this Amendment shall be effective as of                                         , on

IN WITNESS WHEREOF, TOMI Environmental Solutions, Inc. has caused this Amendment to be signed by  , its , who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this  day of .

TOMI ENVIRONMENTAL SOLUTIONS, INC.

By:

Name:
Title:

B-1

Appendix C

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
TOMI ENVIRONMENTAL SOLUTIONS, INC.

TOMI ENVIRONMENTAL SOLUTIONS, INC., a Florida corporation (the “Company”), hereby adopts the following Articles of Amendment to its Articles of Incorporation, as amended on September 19, 2011, pursuant to the provisions of the Florida Business Corporation Act:

1. Amendment. Article IV is hereby deleted in its entirety and replaced with the following (the “Amendment”):

“The company is authorized to issue 200,000,000 shares of common stock (the “Common Stock”). The par value of the Common Stock remains $.01 per share.

The company is authorized to issue 1,000,000 shares of cumulative, convertible $0.01 Preferred A Stock (the “Series A Preferred Stock”). The Series A Preferred Stock (as adjusted in connection with the Reverse Stock Split (as defined below) and any reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Series A Preferred Stock that occur after the date hereof) is convertible into shares of Common Stock at a conversion ratio of one share of Series A Preferred Stock for one share of Common Stock (as adjusted in connection with the Reverse Stock Split (as defined below) and any reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date hereof). The Series A Preferred Stock has no dividend attached.

The company is authorized to issue 4,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”). The Series B Preferred Stock shall be convertible at an exchange rate of 200 shares of Common Stock for each share of Series B Preferred Stock and have a stated value per share of $1,000. The Series B Preferred Stock shall carry a cumulative dividend of 7.5% per annum and shall be senior in liquidation preference to the Common Stock and equal in liquidation preference to all other authorized class of preferred stock. The dividend is payable in kind, at the election of the company.

On the close of business on the date these Articles of Amendment are filed with the Florida Secretary of State (the “Effective Time”), (i) each ____ (__) shares of Common Stock issued and outstanding or held by the company in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof or the company, be combined and converted into one (1) share of validly issued, fully paid and non-assessable Common Stock, subject to the treatment of fractional share interests as described below; and (ii) each ____ (__) shares of Series A Preferred Stock issued and outstanding or held by the company in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof or the company, be combined and converted into one (1) share of validly issued, fully paid and non-assessable Series A Preferred Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of Common Stock or Series A Preferred Stock shall be issued in connection with the Reverse Stock Split. Rather, fractional shares created as a result of the Reverse Stock Split shall be rounded up to the next whole number, such that, in lieu of fractional shares, each shareholder who otherwise would be entitled to receive fractional shares of Common Stock or Series A Preferred Stock as a result of the Reverse Stock Split shall instead be entitled to receive the nearest larger whole number of shares of Common Stock or Series A Preferred Stock, respectively.”

2. Approval of Amendment. The Amendment was approved and adopted by all of the directors of Company by written consent on January 29, 2016 and was approved and adopted by the required vote of the shareholders of the Company on _________ __, 2017.

3. Effective Time and Date of Amendment. The Amendment shall become effective as of the close of business on ________ __, 201_.

C-1

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of this   day of , 201_.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

By:
Name:	Halden S. Shane
Title:	Chief Executive Officer

C-2